STEINROE VARIABLE INVESTMENT TRUST

                        SUPPLEMENT DATED OCTOBER 16, 1995
                                       TO
                          PROSPECTUS DATED MAY 1, 1995

-------------------------------------------------------------------------------

Reference is made to "THE TRUST -- Application For Exemptive Order Permitting Certain Fund Substitutions" on page 3 of the Prospectus. The substitutions of fund shares described therein became effective as of the close of business on October 13, 1995 in accordance with an exemptive order granted by the Securities and Exchange Commission. As a result, MAF and MIF have ceased to exist as separate Funds.

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                             Client Service Hotline
                             800-367-3653 (press 3)

                                 Distributed by:
                        Keyport Financial Services Corp.
                                 125 High Street
                           Boston, Massachusetts 02110

                                 PROSPECTUSES

                      KEYPORT VARIABLE INVESTMENT TRUST
                      STEINROE VARIABLE INVESTMENT TRUST

                                 MAY 1, 1995

                       STEINROE VARIABLE INVESTMENT TRUST
                            Federal Reserve Plaza
                             600 Atlantic Avenue
                         Boston, Massachusetts 02210

SteinRoe Variable Investment Trust (Trust) is an open-end, diversified management investment company that currently includes seven separate Funds, each with its own investment objective and policies. The seven Funds and their investment objectives are:

Capital Appreciation Fund

(bullet) Capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth.

Managed Growth Stock Fund

(bullet) Long-term growth of capital through investment primarily in common stocks.

Strategic Managed Assets Fund

(bullet) Maximum total investment return through aggressive investment in a changing mix of securities. (This Fund is no longer being offered for new sales.)

Managed Assets Fund

(bullet) High total investment return through investment in a changing mix of securities.

Managed Income Fund

(bullet) High current income, with capital preservation and appreciation as secondary objectives. (This Fund is no longer being offered for new sales.)

Mortgage Securities Income Fund

(bullet) Highest possible level of current income consistent with safety of principal and maintenance of liquidity through investment primarily in mortgage-backed securities.

Cash Income Fund

(bullet) High current income from short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity. (The Cash Income Fund attempts to maintain its net asset value at $1.00 per share, but there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.)

There is no assurance that the objectives of the Funds will be realized.

Other Funds may be added or deleted from time to time.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus contains information about the Funds that a prospective investor should know before applying for certain variable annuity contracts and variable life insurance policies offered by separate accounts of insurance companies investing in the Trust. Please read it carefully and retain it for future reference.

Additional facts about the Funds are included in a Statement of Additional Information dated May 1, 1995, incorporated herein by reference, which has been filed with the Securities and Exchange Commission. For a free copy write to Keyport Financial Services Corp. at 125 High Street, Boston, Massachusetts 02110 or the broker-dealer offering the variable annuity contracts and variable life insurance policies of Participating Insurance Companies (as such term is defined in this Prospectus).

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR VARIABLE ANNUITY CONTRACTS ("VA CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("VLI POLICIES") OF KEYPORT LIFE INSURANCE COMPANY AND OF KEYPORT AMERICA LIFE INSURANCE COMPANY, AND THE VA CONTRACTS OF LIBERTY LIFE ASSURANCE COMPANY OF BOSTON AND, IN THE CASE OF THE CAPITAL APPRECIATION FUND, ALSO OF TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND FIRST TRANSAMERICA LIFE INSURANCE COMPANY. OTHER PARTICIPATING COMPANIES MAY BE ADDED FROM TIME TO TIME.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE APPROPRIATE VA CONTRACT OR VLI POLICIES OF PARTICIPATING INSURANCE COMPANIES. BOTH PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


                  The date of this prospectus is May 1, 1995

                               TABLE OF CONTENTS

                                                        Page
                                                       -------

The Trust                                                  3
Financial Highlights                                       4
How the Funds Invest                                      11
Investment Techniques and Restrictions                    14
Portfolio Turnover                                        15
How the Funds are Managed                                 15
Purchases and Redemptions                                 17
Investment Return                                         17
Net Asset Value                                           18
Taxes                                                     18
Dividends and Distributions                               19
Shareholder Communications                                20
Organization and Description of Shares                    20
Appendix A: Investment Techniques and Securities         A-1
Appendix B: Description of Ratings                       B-1

                                   THE TRUST

The SteinRoe Variable Investment Trust (Trust) is an open-end, diversified management investment company consisting of seven Funds with differing investment objectives, policies and restrictions. Currently, the Trust consists of Capital Appreciation Fund (CAF), Managed Growth Stock Fund
(MGSF), Strategic Managed Assets Fund (SMAF), Managed Assets Fund (MAF), Managed Income Fund (MIF), Mortgage Securities Income Fund (MSIF), and Cash Income Fund (CIF) (individually referred to as a Fund or by the initials indicated or collectively as the Funds). The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time. (SMAF and MIF are no longer being offered for new sales. See "Application For Exemptive Order Permitting Certain Fund Substitutions" below.)

The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies). The shares of the Funds currently are sold only to Keyport Life Insurance Company (Keyport), Keyport America Life Insurance Company (Keyport America), Liberty Life Assurance Company of Boston (Liberty Life) and, in the case of CAF, also to Transamerica Occidental Life Insurance Company and First Transamerica Life Insurance Company.

The Participating Insurance Companies and their separate accounts are the shareholders or investors (shareholders) of the Funds. Owners of VA contracts and owners of VLI policies invest in sub-accounts of separate accounts of the Participating Insurance Companies that, in turn, invest in the Funds.

The prospectuses issued by the Participating Insurance Company describe which Funds are available to the separate accounts offering the VA contracts and VLI policies. The Trust assumes no responsibility for those prospectuses. However, the Board of Trustees of the Trust (Board) does monitor events to identify any material conflicts that may arise between the interests of the Participating Insurance Companies or between the interests of owners of VA contracts and VLI policies. The Trust currently does not foresee any disadvantages to the owners of VA contracts and VLI policies arising from the fact that certain interests of the owners may differ. The Statement of Additional Information contains additional information regarding such differing interests and related risks.

Stein Roe & Farnham Incorporated (the Adviser) provides investment advisory services to the Funds. The Adviser also provides administrative and transfer agent services to the Funds. Keyport Financial Services Corp. (the Underwriter) serves as the principal underwriter of the Trust with respect to sales of shares to Keyport and to other Participating Insurance Companies which are affiliates (Affiliated Participating Insurance Companies) of Keyport or of Liberty Mutual Insurance Company (Liberty Mutual). As of the date of this Prospectus, such affiliates are Keyport America and Liberty Life. The Adviser, the Underwriter and Keyport are wholly owned indirect subsidiaries of Liberty Financial Companies, Inc. (LFC). As of March 31, 1995, approximately 81.9% of the combined voting power of LFC's outstanding voting stock was held, indirectly, by Liberty Mutual.

    Application For Exemptive Order Permitting Certain Fund Substitutions

Keyport and certain of its affiliates have filed with the Securities and Exchange Commission an application for an exemptive order permitting substitution of (i) shares of MAF for shares of SMAF and (ii) shares of the Colonial-Keyport Strategic Income Fund ("CKSIF") for the shares of MIF. CKSIF is a series fund of the Keyport Variable Investment Trust ("KVIT"). KVIT also is a funding vehicle for VA contracts and VLI policies of Affiliated Participating Insurance Companies. Pending action on such application, shares of SMAF and MIF are no longer being offered for new sales. However, additional shares of such Funds continue to be issued prior to the effective time of such substitutions in connection with reinvested distributions.

                              FINANCIAL HIGHLIGHTS

The tables below present certain financial information for each Fund in the Trust for the period beginning January 1, 1989 (for SMAF, April 25, 1989, and for MIF, February 1, 1993) and ending December 31, 1994. The information has been audited and reported on by the Trust's independent auditors, KPMG Peat Marwick LLP. The report of KPMG Peat Marwick LLP for periods beginning on January 1, 1990 appears in the Statement of Additional Information.

                            Capital Appreciation Fund

                                                                   Year Ended December 31,
                                                -------------------------------------------------------------
                                                  1994       1993       1992      1991      1990       1989
                                                 -------    --------    ------    ------    ------   --------
Per share operating performance:
Net asset value, beginning of period           $  16.53     $ 15.34   $ 15.32   $ 12.07   $ 14.79    $ 13.62
                                                  -----      ------      ----      ----      ----      ------
Net investment income                              0.06        0.03        --      0.21      0.19       0.23
Net realized and unrealized gains (losses)
  on investments                                   0.09        5.22      2.17      4.19     (1.53)      3.90
                                                  -----      ------      ----      ----      ----      ------
Total from investment operations                   0.15        5.25      2.17      4.40     (1.34)      4.13
                                                  -----      ------      ----      ----      ----      ------
Less distributions:
  Dividends from net investment income            (0.07)      (0.02)       --     (0.15)    (0.28)     (0.22)
  Distributions from net realized gains on
    investments                                   (1.87)      (4.04)    (2.15)    (1.00)    (1.10)     (2.25)
  Return of capital                                  --          --        --        --        --      (0.49)
                                                  -----      ------      ----      ----      ----      ------
Total distributions                               (1.94)      (4.06)    (2.15)    (1.15)    (1.38)     (2.96)
                                                  -----      ------      ----      ----      ----      ------
Net asset value, end of period                 $  14.74     $ 16.53   $ 15.34   $ 15.32   $ 12.07    $ 14.79
                                                  =====      ======      ====      ====      ====      ======
Total return:
Total investment return                            1.19%(b)   35.68%(b)   14.48%   37.25%   (8.91)%    30.84%
Ratios/supplemental data:
Net assets, end of period (000)                $134,078     $96,544   $52,135   $41,179   $33,238    $32,176
Ratio of net expenses to average net assets        0.80%(a)    0.84%(a)    1.01%    1.03%    1.14%      1.08%
Ratio of net investment income to average
  net assets                                       0.44%(b)    0.13%(b)   (0.01)%    1.35%    1.43%     1.14%
Portfolio turnover ratio                            144%        112%       85%       36%      121%       153%

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, this ratio would have been 0.80% and 0.86% for the years ended December 31, 1994 and 1993, respectively.
(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

                           Managed Growth Stock Fund

                                                                    Year Ended December 31,
                                                ----------------------------------------------------------------
                                                 1994       1993      1992      1991        1990         1989
                                                 ------    -------    ------    ------    ---------   ----------
Per share operating performance:
Net asset value, beginning of period           $ 20.65   $  20.10   $ 19.47   $ 13.44     $ 13.88      $ 10.75
                                                  ----      -----      ----      ----      -------      --------
Net investment income                             0.15       0.13      0.11      0.17        0.19         0.17
Net realized and unrealized gains (losses)
  on investments                                 (1.46)      0.86      1.18      6.25       (0.42)        3.19
                                                  ----      -----      ----      ----      -------      --------
Total from investment operations                 (1.31)      0.99      1.29      6.42       (0.23)        3.36
                                                  ----      -----      ----      ----      -------      --------
Less distributions:
  Dividends from net investment income           (0.17)     (0.12)    (0.10)    (0.18)      (0.21)       (0.18)
  Distributions from net realized gains on
    investments                                  (1.06)     (0.32)    (0.56)    (0.21)         --           --
  Return of capital                                 --         --        --        --          --        (0.05)
                                                  ----      -----      ----      ----      -------      --------
Total distributions                              (1.23)     (0.44)    (0.66)    (0.39)      (0.21)       (0.23)
                                                  ----      -----      ----      ----      -------      --------
Net asset value, end of period                 $ 18.11   $  20.65   $ 20.10   $ 19.47     $ 13.44      $ 13.88
                                                  ====      =====      ====      ====      =======      ========
Total return:
Total investment return                          (6.35)%     4.97%     6.63%    48.03%      (1.65)%(b)   31.30%(b)
Ratios/supplemental data:
Net assets, end of period (000)                $98,733   $111,561   $64,402   $38,481     $17,383      $13,257
Ratio of net expenses to average net assets       0.77%      0.83%     0.97%     1.15%       1.50%(a)     1.60%(a)
Ratio of net investment income to average
  net assets                                      0.75%      0.77%     0.63%     1.15%       1.51%(b)     1.35%(b)
Portfolio turnover ratio                            72%        77%       20%       40%         39%          77%

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, these ratios would have been 1.54% and 1.63% for the years ended December 31, 1990 and 1989, respectively. (b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

                         Strategic Managed Assets Fund

                                                                        Year Ended December 31,
                                                -----------------------------------------------------------------------
                                                   1994        1993      1992       1991         1990        1989***
                                                 ---------    -------    ------    --------    ---------   ------------
Per share operating performance:
Net asset value, beginning of period             $  6.16     $  6.29   $  6.45     $  5.40     $  5.98        $ 5.00
                                                  -------      -----      ----      ------      -------      ----------
Net investment income                               0.24        0.12      0.05        0.05        0.06          0.03
Net realized and unrealized gains (losses)
  on investments                                   (0.24)         --      0.72        1.96       (0.57)         1.04
                                                  -------      -----      ----      ------      -------      ----------
Total from investment operations                    0.00        0.12      0.77        2.01       (0.51)         1.07
                                                  -------      -----      ----      ------      -------      ----------
Less distributions:
  Dividends from net investment income             (0.24)      (0.12)    (0.05)      (0.05)      (0.07)        (0.02)
  Distributions from net realized gains on
    investments                                       --       (0.13)    (0.88)      (0.91)         --         (0.05)
  Return of capital                                (0.09)         --        --          --          --         (0.02)
                                                  -------      -----      ----      ------      -------      ----------
Total distributions                                (0.33)      (0.25)    (0.93)      (0.96)      (0.07)        (0.09)
                                                  -------      -----      ----      ------      -------      ----------
Net asset value, end of period                   $  5.83     $  6.16   $  6.29     $  6.45     $  5.40        $ 5.98
                                                  =======      =====      ====      ======      =======      ==========
Total return:
Total investment return                            (0.03)%(b)    1.93%(b)   13.03%   38.50%(b)   (8.52)%(b)    21.43%**(b)
Ratios/supplemental data:
Net assets, end of period (000)                  $59,147     $57,090   $38,131     $17,912     $10,498        $7,205
Ratio of net expenses to average net assets         0.85%(a)    0.92%(a)    1.24%     1.50%(a)    1.50%(a)      1.50%*(a)
Ratio of net investment income to average
  net assets                                        3.77%(b)    1.80%(b)    1.15%     0.87%(b)    1.05%(b)      0.71%*(b)
Portfolio turnover ratio                             204%        273%      297%        233%         61%           36%**

  * Annualized
 ** Not annualized
*** For the period from the start of business, April 25, 1989, to December 31, 1989.

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, these ratios would have been 0.88%, 0.93%, 1.60%, 2.12% and 1.71% for the years or period ended December 31, 1994, 1993, 1991, 1990 and 1989, respectively.

(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

                              Managed Assets Fund

                                                                   Year Ended December 31,
                                                -------------------------------------------------------------
                                                  1994       1993       1992      1991      1990       1989
                                                 -------    -------    -------    ------    ------   --------
Per share operating performance:
Net asset value, beginning of period           $  13.11   $  12.54   $  12.54   $ 10.26   $ 11.38    $ 10.25
                                                  -----      -----      -----      ----      ----      ------
Net investment income                              0.51       0.38       0.45      0.52      0.62       0.53
Net realized and unrealized gains (losses)
  on investments                                  (0.93)      0.78       0.49      2.31     (0.70)      1.75
                                                  -----      -----      -----      ----      ----      ------
Total from investment operations                  (0.42)      1.16       0.94      2.83     (0.08)      2.28
                                                  -----      -----      -----      ----      ----      ------
Less distributions:
   Dividends from net investment income            (0.51)     (0.36)     (0.46)    (0.44)    (0.74)     (0.52)
   Distributions from net realized gains on
    investments                                      --      (0.23)     (0.48)    (0.11)    (0.30)     (0.46)
  Return of capital                                  --         --         --        --        --      (0.17)
                                                  -----      -----      -----      ----      ----      ------
Total distributions                               (0.51)     (0.59)     (0.94)    (0.55)    (1.04)     (1.15)
                                                  -----      -----      -----      ----      ----      ------
Net asset value, end of period                 $  12.18   $  13.11   $  12.54   $ 12.54   $ 10.26    $ 11.38
                                                  =====      =====      =====      ====      ====      ======
Total return:
Total investment return                           (3.19)%     9.29%      7.53%    27.93%    (0.69)%    22.38%
Ratios/supplemental data:
Net assets, end of period (000)                $196,278   $197,132   $113,572   $82,710   $58,368    $59,068
Ratio of net expenses to average net assets        0.68%      0.69%      0.66%     0.71%     0.75%      0.78%
Ratio of net investment income to average
  net assets                                       4.01%      3.55%      3.98%     4.57%     5.30%      4.64%
Portfolio turnover ratio                             71%        47%        70%       82%      111%       109%

                             Managed Income Fund

                                                              Year Ended
                                                             December 31,
                                                          ------------------
                                                           1994     1993***
                                                           ------   --------
Per share operating performance:
Net asset value, beginning of period                     $ 10.24    $ 10.00
                                                            ----      ------
Net investment income                                       0.78       0.52
Net realized and unrealized gains on investments           (1.22)      0.30
                                                            ----      ------
Total from investment operations                           (0.44)      0.82
                                                            ----      ------
Less distributions:
  Dividends from net investment income                     (0.77)     (0.54)
  Distributions from net realized gains on investments        --      (0.04)
                                                            ----      ------
Total distributions                                        (0.77)     (0.58)
                                                            ----      ------
Net asset value, end of period                           $  9.03    $ 10.24
                                                            ====      ======
Total return:
Total investment return (b)                                (4.40)%     8.31%**
Ratios/supplemental data:
Net assets, end of period (000)                          $42,448    $53,139
Ratio of net expenses to average net assets (a)             0.70%      0.71%*
Ratio of net investment income to average net assets
  (b)                                                       7.16%      6.32%*
Portfolio turnover ratio                                      80%       115%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations, February 1, 1993 to December 31, 1993.

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, this ratio would have been 0.78% and 0.85% (annualized) for the year or period ended December 31, 1994 and 1993, respectively.

(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

                        Mortgage Securities Income Fund

                                                                     Year Ended December 31,
                                                -----------------------------------------------------------------
                                                   1994        1993      1992      1991       1990        1989
                                                 ---------    -------    ------    ------    -------   ----------
Per share operating performance:
Net asset value, beginning of period             $ 10.17     $ 10.26   $ 10.42   $  9.74    $  9.69     $  9.39
                                                  -------      -----      ----      ----      -----      --------
Net investment income                               0.73        0.65      0.63      0.67       0.80        0.76
Net realized and unrealized gains (losses)
  on investments                                   (0.89)      (0.01)    (0.01)     0.73       0.08        0.45
                                                  -------      -----      ----      ----      -----      --------
Total from investment operations                   (0.16)       0.64      0.62      1.40       0.88        1.21
                                                  -------      -----      ----      ----      -----      --------
Less distributions:
  Dividends from net investment income             (0.73)      (0.65)    (0.62)    (0.66)     (0.83)      (0.76)
  Distributions from net realized gains on
    investments                                       --       (0.08)    (0.16)    (0.06)        --          --
  Return of capital                                   --          --        --        --         --       (0.15)
                                                  -------      -----      ----      ----      -----      --------
Total distributions                                (0.73)      (0.73)    (0.78)    (0.72)     (0.83)      (0.91)
                                                  -------      -----      ----      ----      -----      --------
Net asset value, end of period                   $  9.28     $ 10.17   $ 10.26   $ 10.42    $  9.74     $  9.69
                                                  =======      =====      ====      ====      =====      ========
Total return:
Total investment return                            (1.57)%(b)    6.26%(b)    5.95%   14.48%    9.10%(b)   12.84%(b)
Ratios/supplemental data:
Net assets, end of period (000)                  $72,420     $91,195   $67,353   $48,559    $29,992     $21,067
Ratio of net expenses to average net assets         0.70%(a)    0.76%(a)    0.90%    0.99%     1.00%(a)    1.10%(a)
Ratio of net investment income to average
  net assets                                        6.71%(b)    6.64%(b)    6.72%    7.26%     8.09%(b)    7.85%(b)
Portfolio turnover ratio                             241%        187%      169%      133%        81%        101%

  (a) If the Fund had paid all of its expenses and there had been no reimbursement from the Adviser and its affiliates, this ratio would have been 0.71%, 0.76%, 1.22% and 1.25% for the years ended December 31, 1994, 1993, 1990 and 1989, respectively.

(b) Computed giving effect to the expense limitation undertaking of the Adviser and its affiliates.

                                Cash Income Fund

                                                                 Year Ended December 31,
                                                ----------------------------------------------------------
                                                 1994      1993      1992      1991      1990       1989
                                                 ------    ------    ------    ------    ------   --------
Per share operating performance:
Net asset value, beginning of period           $  1.00   $  1.00   $  1.00   $  1.00   $  1.00    $  1.00
                                                  ----      ----      ----      ----      ----      ------
Net investment income                            0.037     0.027     0.034     0.056     0.076      0.087
                                                  ----      ----      ----      ----      ----      ------
Less distributions:
 Dividends from net investment income           (0.037)   (0.027)   (0.034)   (0.056)   (0.076)    (0.087)
                                                  ----      ----      ----      ----      ----      ------
 Net asset value, end of period                $  1.00   $  1.00   $  1.00   $  1.00   $  1.00    $  1.00
                                                  ====      ====      ====      ====      ====      ======
Total return:
Total investment return                           3.81%     2.70%     3.48%     5.79%     7.89%      9.07%
Ratios/supplemental data:
Net assets, end of period (000)                $78,698   $83,049   $70,821   $77,676   $94,462    $94,313
Ratio of net expenses to average net assets       0.62%     0.65%     0.67%     0.67%     0.66%      0.66%
Ratio of net investment income to average
  net assets                                      3.73%     2.68%     3.42%     5.67%     7.61%      8.68%

Further information about the performance of the Funds is contained in the Trust's annual report to shareholders for the fiscal year ended December 31, 1994, which may be obtained without charge from the Underwriter.

                             HOW THE FUNDS INVEST

All investments, including mutual funds, have risks, and no one mutual fund is suitable for all investors. No one Fund by itself constitutes a complete investment program. The net asset value of the shares of the Funds, other than Cash Income Fund, will vary with market conditions and there can be no guarantee that any Fund will achieve its investment objective. Although Cash Income Fund attempts to stabilize its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

Each Fund and its investment objectives and policies are described below. Certain additional investment policies and techniques common to some or all of the Funds are described under "Investment Techniques and Restrictions" below. The investment objectives are fundamental and may be changed only by a vote of the Board and of the shareholders.

More information about the portfolio securities in which the Funds invest, including certain risks and investment limitations, is provided in Appendix A to this Prospectus and Appendix A in the Statement of Additional Information. Appendix B in this Prospectus provides a description of bond ratings.

                          Capital Appreciation Fund

Capital Appreciation Fund seeks to provide shareholders with growth of capital. It pursues this objective by investing primarily in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth.

Investments in newer and smaller companies (those having a market capitalization of less than $500,000,000), particularly those believed to be in the earlier phases of growth, are emphasized. The Fund may also invest in securities of larger, more established companies that the Adviser believes possess some of the same characteristics as smaller companies. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the Fund's portfolio.

Investor Considerations. The type of securities in which Capital Appreciation Fund invests may be expected to experience wide fluctuations in price in both rising and declining markets. The Fund may be expected to experience a greater degree of market and financial risk than other equity portfolios. The Fund's portfolio may include securities that are not widely traded or new issues of securities.

                          Managed Growth Stock Fund

Managed Growth Stock Fund seeks long-term growth of capital. It is expected that under ordinary circumstances at least 65% of the total assets of the Fund will be invested in the common stock of growth companies, including foreign companies, whose earnings are expected to increase more rapidly than most public companies. A growth company is one that the Adviser believes has demonstrated an ability to increase its earnings at an above-average rate with reasonable consistency and that has given indications of being able to continue this pattern in the future. In general, these companies should: be well managed; employ sound financial and accounting policies; demonstrate effective research; have successful product development and marketing; provide efficient service; possess pricing flexibility; and earn an above average return on investment. Up to 25% of the Fund's investments in growth companies may be in small capitalization companies with total common stock outstanding of less than $500,000,000.

Up to 35% of the total assets of the Fund may be invested in debt securities and securities convertible into common stock.

Investor Considerations. Investors should be aware of the possibility that during periods of adverse economic and market conditions, the per share value of the Fund may not move in relation to the favorable long-term earnings trend of its portfolio companies.

                        Strategic Managed Assets Fund

This Fund currently is not being offered for new sales. See "THE
TRUST--Application For Exemptive Order Permitting Certain Fund
Substitutions."

Strategic Managed Assets Fund seeks to provide maximum total investment return. To do this, the Fund aggressively adjusts its overall exposure to risk by shifting its investment emphasis among investments providing alternatives for capital growth, capital stability and income as market and economic trends change. This flexible total investment return approach is a fully-managed investment strategy that makes use of all types and grades of equity, debt, convertible and money market securities. The Fund seeks to achieve below-average volatility in a falling market and above-average volatility in a rising market.

Strategic Managed Assets Fund may invest all or a part of the equity portion of its portfolio in equity securities of newer and smaller companies, of companies that are speculative with respect to financial strength and stability of earnings and dividends, and of well-seasoned companies of any size. The Fund may also invest all or a part of the debt portion of its portfolio in securities rated below investment grade and in unrated securities. There is no minimum rating requirement on the Fund's investments in debt securities, and accordingly a part of the debt portion of its portfolio may be invested in securities which are in default and as to which payment of interest and/or repayment of principal is in arrears.

Investor Considerations. Strategic Managed Assets Fund will to varying degrees (depending on its components at any point in time) reflect all of the risks discussed with respect to the various types of investments made by the other Funds. Securities rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy.

Although Strategic Managed Assets Fund seeks to reduce both financial and market risks associated with any one investment medium, the performance of the Fund will depend significantly on the additional factors of timing and mix and the ability of the Adviser to judge and react to changing market conditions. In addition, because the Fund is designed to attempt to provide a maximum total investment return, it can be expected to make asset allocation shifts more aggressively (see "PORTFOLIO TURNOVER") and may experience greater volatility and risk than Managed Assets Fund.

                             Managed Assets Fund

Managed Assets Fund seeks to provide a high total investment return. To do this, the Fund adjusts its overall exposure to risk by shifting its investment emphasis among investments providing alternatives for capital growth, capital stability and income as market and economic trends change. This flexible, total investment return approach is a fully managed investment strategy that makes use of equity, debt, convertible and money market securities. The equity portion of the Fund's portfolio normally will emphasize large capitalization (over $1 billion) stocks which appear to the Adviser to be under-valued on a price-earnings ratio basis; the debt portion of the portfolio is expected to be invested in investment grade debt securities; and the money market portion of the portfolio is expected to be invested in securities similar to those permitted by the policies of Cash Income Fund.

Managed Assets Fund expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities. The Fund may invest up to 25% of the equity portion of its portfolio in equity securities that are speculative with respect to financial strength and stability of earnings and dividends.

Investor Considerations. Although Managed Assets Fund seeks to reduce both financial and market risks associated with any one investment medium, performance of the Fund will depend significantly on the additional factors of timing and mix and the ability of the Adviser to judge and react to changing market conditions. (See "PORTFOLIO TURNOVER.") In making asset allocation decisions, the Fund does not attempt to make short-term market timing shifts.

                             Managed Income Fund

This Fund currently is not being offered for new sales. See "THE
TRUST--Application For Exemptive Order Permitting Certain Fund
Substitutions."

The Managed Income Fund seeks a high level of current income. Capital preservation and appreciation are secondary objectives. The Fund invests in debt and convertible dept securities rated investment grade; obligations of the U.S. government or its agencies; obligations of U.S. banks that belong to the Federal Reserve System, not to exceed 25% of the Fund's total assets; preferred stocks and convertible preferred stocks rated investment grade; highest-grade commercial debt repurchase agreements; and bank deposits, not to exceed 10% of total assets. In addition, the Fund may invest up to 20% of its assets in issues rated as low as CCC to increase the Fund's yield. The Fund may invest in such lower quality debt securities if the Adviser believes the financial condition of the issuers or the protection offered to their particular obligations is stronger than is indicated by the lower rating or otherwise.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets (taken at market value) in convertible and non-convertible bonds and debentures of corporate issuers. Such securities may be convertible into equity securities of the issuer or accompanied by the right to acquire such equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Equity securities acquired by conversion or exercise of such a right may be retained by the Fund for a sufficient time to permit orderly disposition thereof or for the established long-term holding periods for Federal income tax purposes.

The Fund may invest up to 35% of its total assets in debt securities other than convertible and non-convertible corporate bonds and debentures, marketable preferred and common stocks, and foreign and municipal securities that the Adviser considers likely to yield relatively high income in relation to costs, and rights to acquire such securities. (Municipal securities are securities issued by or on behalf of state and local govern-ments, the interest on which is generally exempt from Federal income tax.) Any assets not otherwise invested may be invested in money market instruments.

Some issuers of debt securities choose not to have their securities rated by a rating service and the Fund may invest in unrated securities that the Adviser believes are suitable for investment consistent with the Fund's objectives.

Special Risk Factors and Investor Considerations. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement of the Fund's investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indications of investment quality, the Adviser employs its own credit research and analysis from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology and foreign business exposure.

Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

                       Mortgage Securities Income Fund

Mortgage Securities Income Fund seeks to provide the highest possible level of current income, consistent with safety of principal and maintenance of liquidity, by investing under ordinary circumstances at least 65% of its total assets in various types of investments known as Mortgage Pass-Through Certificates representing beneficial interests in mortgage pools.

The Mortgage Pass-Through Certificates in which the Fund invests include but are not limited to: Government National Mortgage Association (GNMA) Pass-Through Mortgage Backed Securities (GNMA Certificates), Federal National Mortgage Association (FNMA) Guaranteed Mortgage Pass-Through Certificates (FNMA Certificates), Federal Home Loan Mortgage Corporation (FHLMC) Mortgage Pass-Through Certificates (FHLMC Certificates) and Conventional Mortgage Pass-Through Certificates, including Real Estate Mortgage Investment Conduits (REMICs). See "Appendix A: Investment Techniques and Securities" for a description of these mortgage-backed securities and related risks.

Mortgage Securities Income Fund may invest in instruments rated investment grade or, if unrated, believed by the Adviser to be of comparable quality.Normally, the portion of Mortgage Securities Income Fund's portfolio invested in Conventional Mortgage Pass-Through Certificates, if any, will be invested primarily in instruments rated within the two highest grades (AAA or AA) as determined by Standard & Poor's Corporation (S&P), or rated with a comparable rating from another rating organization, or, if unrated, believed by the Adviser to be of comparable quality.

While the Fund may invest in securities of any maturity, it is currently expected, under normal circumstances, that the weighted average maturity of the Fund's portfolio will exceed ten years.

Investor Considerations. The value of Mortgage Securities Income Fund's securities generally fluctuates inversely with changes in interest rates. Prepayment of high interest rate mortgage-backed securities when interest rates are declining will affect the performance of the Fund and could result in losses if a premium was paid for such securities.

                               Cash Income Fund

Cash Income Fund seeks high current income from investment in short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

The Fund pursues this objective by investing all of its assets in U.S. dollar denominated money market instruments maturing in thirteen months or less from time of investment. Each security must be rated (or be issued by an issuer that is rated with respect to its short-term debt) within the highest rating category for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO"), or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality. These securities may include:

(1) Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities").

(2) Securities issued or guaranteed by the government of any foreign country that have a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

(3) Certificates of deposit, bankers' acceptances and time deposits of any bank (U.S. or foreign) having total assets in excess of $1 billion, or the equivalent in other currencies (as of the date of the most recent available financial statements) or of any branches, agencies or subsidiaries (U.S. or foreign) of any such bank.

(4) Commercial paper of U.S. or foreign issuers, including variable rate demand notes.

(5) Notes, bonds, and debentures having a long-term rating at time of purchase of A or better (or equivalent rating) by at least one NRSRO.

(6) Repurchase agreements involving securities listed in (1) above.

(7) Other high-quality short-term obligations.

Under normal market conditions the Fund will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business credit institutions, and other financial service institutions).

The remaining maturity of each of the Fund's investments at the time of investment is 13 months or less. The weighted average maturity of its investment portfolio varies with money market conditions, but is always 90 days or less.

Although there can be no assurance that it will always be able to do so, the Fund follows procedures designed to maintain its price per share at $1.00. (See "Net Asset Value".)

Investor Considerations. The yield from short-term investments may be lower than yields from longer-term securities. The value of Cash Income Fund's securities fluctuates inversely with changes in interest rates. Both the risk of an issuer's inability to pay interest and principal on a given security (financial risk) and the price volatility (market risk) of investment in the Fund may be expected to be less than for certain other Funds.

Because of the Fund's policy of investing at least 25% of its assets in securities of issuers in the financial services industry, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry.

                    INVESTMENT TECHNIQUES AND RESTRICTIONS

                                  Techniques

Each Fund may invest up to 25% of its total assets in securities of foreign issuers as more fully described in Appendix A to this Prospectus.

When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund (other than the Cash Income Fund) to enter into forward contracts to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Adviser may also cause a Fund to enter into forward foreign currency contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund that would have resulted from advantageous changes in such rates.

It is the policy of each Fund that when the Adviser deems a temporary defensive position advisable, each Fund may invest, without limitation (i.e., up to 100% of its assets), in high-quality fixed-income securities, or hold assets in cash or cash equivalents, to the extent the Adviser believes such alternative investments to be less risky than those securities in which the Fund normally invests.

Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed and the yields then available in the market may be greater. The Funds will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Each Fund may also invest in securities purchased on a standby commitment basis, which is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment.

Except for Cash Income Fund, each Fund may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in Appendix A to this Prospectus and in the Statement of Additional Information.

Each Fund other than Cash Income Fund may invest in options, futures contracts and other derivatives as described in Appendix A to this Prospectus and in the Statement of Additional Information.

                    Restrictions on the Funds' Investments

No Fund will (1) with respect to 75% of the value of its total assets [except as to the Cash Income Fund, 100% of the value of its total assets], invest more than 5% of its total assets in the securities of any one issuer (except that this restriction does not apply to (i) U.S. Government Securities or
(ii) [as to the Cash Income Fund only] certificates of deposit, bankers' acceptances or repurchase agreements); (2) invest more than 25% of its total assets (at market) in the securities of issuers in any particular industry (except that this restriction does not apply to (i) U.S. Government Securities, (ii) [as to the Cash Income Fund only] certificates of deposit, bankers' acceptances or repurchase agreements or (iii) [as to the Cash Income Fund only] securities of issuers in the financial services industry); (3) acquire more than 10% of the outstanding voting securities of any one issuer; or (4) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time (including any reverse repurchase agreements) may not exceed 33 1/3% of its assets (at market). No Fund will purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets. The Funds may invest in repurchase agreements, provided that no Fund will invest more than 15% [except as to Cash Income Fund, for which the limitation is 10%] of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. In each case, if a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or decrease in a Fund's assets will not constitute a violation of the limit.

All of the investment restrictions are set forth in the Statement of Additional Information.

                              PORTFOLIO TURNOVER

Although no Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund's portfolio turnover rate may vary significantly from year to year. A high rate of turnover of a Fund, if it should occur, would result in increased transaction expenses for that Fund, which must be borne by the Fund. The turnover rate of each Fund may exceed 100%. Capital Appreciation, Strategic Managed Assets, Managed Assets and Mortgage Securities Income Funds may have a higher rate of turnover than the other Funds and alternative investment funds because of the flexibility of their investment policies permitting shifts between different types of investments (in the case of Strategic Managed Assets Fund and Managed Assets Fund), purchase of securities on a delayed delivery basis (in the case of the Mortgage Securities Income Fund) and the use of aggressive strategies and investments (in the case of Capital Appreciation Fund and Strategic Managed Assets Fund). The portfolio turnover rates of the Funds (other than CIF) are shown under "Financial Highlights" above.

                          HOW THE FUNDS ARE MANAGED

                                 The Trustees

The business of the Trust and the Funds is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

                       Stein Roe & Farnham Incorporated

The investment portfolio of each Fund is managed, subject to the direction of the Board of Trustees, by Stein Roe & Farnham Incorporated (the Adviser), One South Wacker Drive, Chicago, Illinois 60606, pursuant to a separate Advisory Agreement dated May 1, 1993 with each Fund other than CIF and MIF, an Advisory Agreement dated December 9, 1988 with CIF, and an Advisory Agreement dated November 18, 1992 with MIF. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had been providing investment advisory and administrative services since 1932. The Adviser is a wholly owned indirect subsidiary of LFC. As of December 31, 1994, the Adviser had assets under management of approximately $22.9 billion.

The Adviser places orders for the purchase and sale of securities for each Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

E. Bruce Dunn has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Dunn has been associated with the Adviser since 1964. He is a Vice-President of the Trust and a Senior Vice President of the Adviser. He received his A.B. degree from Yale University in 1956 and his M.B.A. from Harvard University in 1958. Mr. Dunn is a chartered investment counselor.

Richard B. Peterson has been co-portfolio manager of the Capital Appreciation Fund since 1991. Mr. Peterson, who began his investment career at the Adviser in 1964 after graduating from Carlton College and the Woodrow Wilson School at Princeton University with a Masters in Public Affairs, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corporation. Mr. Peterson is a Senior Vice President of the Adviser.

Each of Managed Growth Stock Fund and Strategic Managed Assets Fund is managed by Harvey B. Hirschhorn and Erik P. Gustafson. Mr. Hirschhorn is a chartered financial analyst who received his B.A. in mathematics from Rutgers College in 1971 and his M.B.A. in finance from the University of Chicago in 1973. Associated with the Adviser since 1973, Mr. Hirschhorn is an Executive Vice President of the Adviser and its Chief Economist and Investment Strategist. Mr. Gustafson joined the Adviser in 1992 and became a Vice President of the Adviser in 1994. From 1989 to 1992 he was associated with Fowler, White, Burnett, Harley, Banick & Strickroot. He received a B.A. from the University of Virginia in 1985 and M.B.A. and J.D. from Florida State University in 1989.

Robert A. Christensen has been portfolio manager of the Managed Assets Fund since its inception in 1989. Mr. Christensen is a Vice President of the Trust and a Senior Vice President of the Adviser. He has been associated with the Adviser since 1962. A chartered investment counselor, he received his B.A. degree from Vanderbilt University in 1955 and M.B.A. from Harvard University in 1962.

Ann H. Benjamin is the portfolio manager of the Managed Income Fund. She has been associated with the Adviser since 1989 and became a Vice President of the Adviser in 1992 and a Senior Vice President in 1994. Ms. Benjamin is a Vice President of the Trust. A chartered financial analyst, she received her B.B.A. from Chatham College in 1980 and her M.A. from Carnegie Mellon University in 1985. Ms. Benjamin serves as High-Yield Credit Research
Manager for the Adviser, and is a member of the Adviser's Fixed-Income Credit Review Committee.

Michael T. Kennedy has been portfolio manager of the Mortgage Securities Income Fund since its inception in 1989. He is a Vice President of the Trust and became a Vice President of the Adviser in 1992 and a Senior Vice President in 1994, having been associated with the Adviser since 1987. A chartered financial analyst, Mr. Kennedy received his B.S. degree from Marquette University in 1984 and his M.M. from Northwestern University in 1988.

The Adviser also provides each of the Funds with administrative services pursuant to an Administration Agreement with the Trust on behalf of each Fund dated as of January 3, 1995. These services include financial statement preparation, the provision of office space and equipment and facilities in connection with the maintenance of the Trust's headquarters, preparation and filing of required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, provision of internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Adviser may, in its discretion, arrange for such services to be provided to the Trust by LFC or by any of LFC's majority or greater owned subsidiaries.

Under separate agreements, the Adviser also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Funds.

The Adviser pays all compensation of the Trust's officers who are employees of the Adviser.

                       Advisory and Administrative Fees

The Funds pay the Adviser annual fees for investment advisory and administrative services based on the following schedules. All fees are computed and accrued daily and paid monthly.

Cash Income Fund: Fees at the annual rates of .35% (for investment advisory services) and .15% (for administrative services) of average daily net asset value.

Managed Assets Fund: Fees at the annual rate of .45% (for investment advisory services) and .15% (for administrative services) of average daily net asset value.

Capital Appreciation and Managed Growth Stock Funds: Fees at the annual rate of 0.50% (for investment advisory services) and 0.15% (for administrative services) of average daily net assets.

Strategic Managed Assets Fund: Fees at the annual rates of 0.55% (for investment advisory services) and 0.15% (for administrative services) of average daily net asset value.

Managed Income and Mortgage Securities Income Funds: Fees at the annual rate of 0.40% (for investment advisory services) and 0.15% (for administrative services) of average daily net asset value.

                            LFC and Liberty Mutual

LFC is a diversified and integrated asset management organization providing insurance and investment products to individuals and institutions through multiple distributions channels. LFC's operating units include: Keyport, a specialist in fixed and variable annuities; the Adviser; The Colonial Group, Inc., sponsor of the Colonial family of mutual funds; and the Liberty Financial Bank Group, a specialist in the design and implementation of bank marketing programs for insurance and investment products.

Liberty Mutual is an international multi-line insurance writer and, with its affiliates, is currently the fifth largest writer of property-casualty insurance in the United States.

                                   Custodian

State Street Bank and Trust Company, Boston, Massachusetts, is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members.

                            Expenses of the Funds

The Funds generally will pay all their expenses, other than those borne by the Adviser. The Adviser has voluntarily agreed until April 30, 1996 to reimburse all expenses, including management fees, incurred by the Funds as follows:

 Fund                         Expenses Exceeding
--------------------    ------------------------------
SMAF                       0.85% of average net assets
CAF, MGSF and MIF          0.80% of average net assets
MAF                        0.75% of average net assets
MSIF                       0.70% of average net assets
CIF                        0.65% of average net assets

The Advisor would not, however, be required to reimburse expenses to an extent which would result in a Fund's inability to qualify as a regulated investment company under the Internal Revenue Code.

The expenses payable by the Funds include, among other things, the advisory and administrative fees described above; fees for services of independent public accountants; legal fees; transfer agent, custodian and portfolio record keeping services; dividend disbursing agent and shareholder record keeping and tax information services; expenses of periodic calculations of the Funds' net asset values and of equipment for communication among the Funds' custodian, the Adviser and others; taxes and the preparation of the Funds' tax returns; brokerage fees and commissions; interest; costs of Board and shareholder meetings; printing prospectuses and reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of the Trust's existence; membership dues for industry trade associations; fees to Federal and state authorities for the registration of the shares of the Funds; fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Adviser or its affiliates; insurance and fidelity bond premiums; and litigation and other extraordinary expenses of a non-recurring nature.

It is the policy of the Trust that expenses directly charged or attributable to any particular Fund will be paid from the assets of that Fund. General expenses of the Trust will be allocated among and charged to the assets of each of the Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and their relative applicability to each Fund.

                          PURCHASES AND REDEMPTIONS

The Participating Insurance Companies place orders to purchase and redeem shares of each Fund based on, among other things, the net amount of purchase payments to be invested and surrender and transfer requests to be effected on that day pursuant to the VA contracts and VLI policies. Shares are purchased and redeemed as a result of certain other transactions pursuant to the VA contracts and VLI policies, including deductions for fees and charges by the applicable separate account. The Trust continuously offers and redeems shares at net asset value without the addition of any selling commission, sales load or redemption charge. Shares are sold and redeemed at their net asset value as next determined after receipt of purchase payments or redemption requests, respectively, by the separate accounts. Similarly, shares are sold or redeemed as a result of transactions under the VA contracts and VLI policies at the net asset value computed for the day on which such transactions are effected by the separate accounts. The right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations.

Keyport Financial Services Corp. (KFSC) serves pursuant to an Underwriting Agreement as principal underwriter for the Trust with respect to sales of shares to Keyport and to other Affiliated Participating Insurance Companies. KFSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. KFSC's address is 125 High Street, Boston, Massachusetts 02110.

                              INVESTMENT RETURN

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment of all distributions) plus or minus the change in the net asset value per share for a given period. A total return percentage is calculated by first dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and then subtracting 1.0. A Fund's average annual total return is determined by computing the annual percentage change in value of a $1.00 investment in such Fund for a specified period, assuming reinvestment of all dividends and distributions.

Because Cash Income Fund seeks to maintain a $1.00 per share value, its return is usually quoted as a current seven-day yield, calculated by totaling the dividends on a share of the Fund for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding.

Total return information describes a Fund's performance for the period shown and does not predict future performance. Comparison of a Fund's yield or total return with those of alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. A Fund's investment return figures do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies, and which will decrease the return realized by a contract or policyholder.

                               NET ASSET VALUE

The Adviser determines net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Boston time). Net asset value per share is calculated for each Fund by dividing the current market value (amortized cost value in the case of the Cash Income Fund) of total portfolio assets, less all liabilities (including accrued expenses), by the total number of shares outstanding. Net asset value is determined on each day when the Exchange is open, except on such days in which no order to purchase or redeem shares is received. The Exchange is scheduled to be open Monday through Friday throughout the year except for certain Federal and other holidays.

                               Cash Income Fund

The valuation of the Cash Income Fund's securities is based on their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain its net asset value at $1.00 per share. The extent of any deviation between the Fund's net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing, or suspending distributions or redeeming shares in kind. Assets and securities of the Fund for which this valuation method does not produce a fair value are valued at a fair value determined in good faith by the Board.

                                 Other Funds

U.S. Securities. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation, except that securities convertible into stock are valued at the valuations provided by a pricing service approved by the Board.

The Board has determined to value long-term debt obligations primarily on the basis of valuations furnished by a pricing service which may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations, as well as dealer-supplied quotations. Long-term debt obligations for which reliable pricing services are, in the opinion of the Adviser, not available will be valued at their respective values as determined in good faith by, or under procedures established by, the Board.

Foreign Securities. The values of foreign portfolio securities are generally based upon market quotations which, depending upon local convention or regulation, may be the last sales price, the last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which a Fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

Other assets and securities of a Fund are valued at a fair value as determined in good faith by, or under procedures established by, the Board.

                                    TAXES

Each Fund has elected to be treated and to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (Code). As a result of such election, for any tax year in which a Fund meets the investment limitations and the distribution, diversification and other requirements referred to below, that Fund will not be subject to Federal income tax, and the income of the Fund will be treated as the income of its shareholders. Under current law, since the shareholders are life insurance company "segregated asset accounts," they will not be subject to income tax currently on this income to the extent such income is applied to increase the values of VA contracts and VLI policies.

Among the conditions for qualification and avoidance of taxation at the Trust level, Subchapter M imposes investment limitations, distribution requirements, and requirements relating to the diversification of investments. The requirements of Subchapter M may affect the investments made by each Fund. Any of the applicable diversification requirements could require a sale of assets of a Fund that would affect the net asset value of the Fund.

In addition, the Tax Reform Act of 1986 made certain changes to the tax treatment of regulated investment companies, including the imposition of a nondeductible 4% excise tax on certain undistributed amounts. To avoid this tax, each Fund must declare and distribute to its shareholders by the end of each calendar year, at least 98% of ordinary income earned during that calendar year and at least 98% of capital gain net income, net of carry-forward losses, if any, realized for the twelve-month period ending October 31 of that year.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Trust and its Funds will be Participating Insurance Companies and their separate accounts that fund VA contracts, VLI policies and other variable insurance contracts. The prospectus that describes a particular VA contract or VLI policy discusses the taxation of both separate accounts and the owner of such contract or policy.

Each Fund intends to comply with the requirements of Section 817(h) and the related regulations issued thereunder by the Treasury Department. These provisions impose certain diversification requirements affecting the securities in which the Funds may invest and other limitations. The diversification requirements of Section 817(h) of the Code are in addition to the diversification requirements under Subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of
Section 817(h) could result in taxation of the Participating Insurance Companies offering the VA contracts and VLI policies and immediate taxation of all owners of the contracts and policies to the extent of appreciation on investment under the contracts. The Trust believes it is in compliance with these regulations.

The Secretary of the Treasury may issue additional rulings or regulations that will prescribe the circumstances in which an owner of a variable insurance contract's control of the investments of a segregated asset account may cause such owner, rather than the insurance company, to be treated as the owner of the assets of a segregated asset account. It is expected that such regulations would have prospective application. However, if a ruling or regulation were not considered to set forth a new position, the ruling or regulation could have retroactive effect.

The Trust therefore may find it necessary, and reserves the right to take action to assure, that a VA contract or VLI policy continues to qualify as an annuity or insurance contract under Federal tax laws. The Trust, for example, may be required to alter the investment objectives of any Fund or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the contract and policy owners with interests invested in the affected Fund and without prior approval of the Securities and Exchange Commission, or the approval of a majority of such owners, to the extent legally required.

To the extent a Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of tax or exemption from tax on such income.

Gains and losses from foreign currency dispositions, foreign-currency denominated debt securities and payables or receivables, and foreign currency forward contracts are subject to special tax rules that generally cause them to be recharacterized as ordinary income and losses, and may affect the timing and amount of the Fund's recognition of income, gain or loss.

In order to avoid adverse tax consequences, a Fund may be required to limit its equity investments in non-U.S. corporations that are treated as "passive foreign investment companies" under the Code.

It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets, if any, to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. The Funds intend to operate so as to qualify for treaty-reduced tax rates where applicable.

The preceding is a brief summary of some relevant tax considerations. This discussion is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                         DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to declare and distribute, as dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of each Fund consists of all dividends or interest received by such Fund, less estimated expenses (including the investment advisory and administrative fees). Income dividends will be declared and distributed annually in the case of each Fund other than Cash Income Fund. With respect to Cash Income Fund, the dividends are declared daily and are reinvested monthly in shares of Cash Income Fund at the net asset value per share of $1.00. All net short-term and long-term capital gains of each Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

                           SHAREHOLDER COMMUNICATIONS

Owners of VA contracts and VLI policies, issued by a Participating Insurance Company or for which shares of one or more Funds are the investment vehicles, receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements of such Funds certified by the Trust's independent auditors. Each report shows the investments owned by each Fund and provides other information about the Trust and its operations. Copies of such reports may be obtained from the Participating Insurance Company or the Secretary of the Trust.

                    ORGANIZATION AND DESCRIPTION OF SHARES

The Trust is a diversified open-end management investment company as defined in the Investment Company Act of 1940 (1940 Act) organized under an Agreement and Declaration of Trust (Declaration of Trust) as a Massachusetts business trust on June 9, 1987. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or the Board. The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value, in one or more series as the Board may authorize. Each Fund is a separate series of the Trust.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to that Fund, and all shares of a Fund have equal rights in the event of liquidation of that Fund.

Shareholders of a Fund are entitled to one vote for each share of that Fund held on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve that Fund's Advisory Agreement, but shares of all the Funds vote together, to the extent required by the 1940 Act, in the election or selection of Trustees and independent accountants.

The shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

The Funds are not required by law to hold regular annual meetings of their shareholders and do not intend to do so. However, special meetings may be called for purposes such as electing or removing Trustees or changing fundamental policies.

The Trust is required to hold a shareholders' meeting to elect Trustees to fill vacancies in the event that less than a majority of Trustees were elected by shareholders. Trustees may also be removed by the vote of two-thirds of the outstanding shares at a meeting called at the request of shareholders whose interests represent 10% or more of the outstanding shares.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, the Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust (or the applicable Fund thereof) and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust's assets (or the applicable Fund) for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one Fund of sustaining a loss on account of liabilities incurred by another Fund also is believed to be remote.

                                   APPENDIX A
                            INVESTMENT TECHNIQUES
                                AND SECURITIES

                          U.S. GOVERNMENT SECURITIES

Each Fund may invest in certain U.S. Government Securities. Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include, but are not limited to, direct obligations of the Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Resolution Funding Corp. and Federal National Mortgage Association.

Some obligations of U.S. Government agencies and instrumentalities, such as Government National Mortgage Association Pass-Through Certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in the securities issued by such an instrumentality only when the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments for the Fund. U.S. Government Securities do not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or issues insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

                           MONEY MARKET INSTRUMENTS

Each Fund may invest in the money market instruments described below, in addition to money market instruments such as certificates of deposit of U.S. banks and bankers' acceptances.

            Obligations of Foreign Branches of United States Banks

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and a Fund may be subject to the risks associated with the holding of such property overseas. (See "FOREIGN INVESTMENTS--Foreign Securities" below.)

            Obligations of United States Branches of Foreign Banks

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

                         Obligations of Foreign Banks

Obligations of foreign banks and branches of foreign banks are similar to the obligations of U.S. banks but involve risks that are different in some respects. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the obligations, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on the obligations. Additionally, there may be less public information available about foreign banks and their branches. Foreign banks and foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing, and financial reporting standards comparable to U.S. banks.

                              Master Demand Notes

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amount borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a Fund must permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice) and to resell the note at any time to a third party. The notes may have maturities of more than one year, provided that (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. A Fund may invest in such notes only if rated or at the time of an investment the issuer meets the criteria established for commercial paper.

                            Repurchase Agreements

Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System that have at least $1 billion in deposits, primary dealers in U.S. Government Securities or other financial institutions believed by the Adviser to be creditworthy. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, each Fund intends to enter only into repurchase agreements which provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book-entry system. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Board has established procedures to evaluate the credit worthiness of each party with whom a Fund enters into repurchase agreements by setting guidelines and standards of review for the Adviser and monitoring the Adviser's actions with regard to repurchase agreements.

                        REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Each Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian containing liquid assets having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to maintain such value. Reverse repurchase agreements involve the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and its use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Staff of the Securities and Exchange Commission has taken the position that the 1940 Act treats reverse repurchase agreements as borrowings by a fund.

                             STANDBY COMMITMENTS

Each Fund may invest in securities purchased on a standby commitment basis, as described below.

A standby commitment is a delayed delivery agreement in which the Fund binds itself to accept delivery of a security at the option of the other party to the agreement. The Fund usually receives a commitment fee in consideration for its standby commitment. At the time a Fund enters into a binding obligation to purchase securities on a standby commitment basis, liquid assets of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

If the value of the securities that the Fund has committed to purchase increases, the other party may exercise its right not to deliver the securities, in which case the Fund only would retain its commitment fee and forego any appreciation of those securities. If the value of the securities that the Fund has committed to purchase decreases, the other party would probably deliver the securities, in which case the Fund would absorb the loss between the purchase price and the decreased market value, which loss may significantly exceed the commitment fee.

                         LENDING PORTFOLIO SECURITIES

Each Fund, except Cash Income Fund, may lend portfolio securities in limited amounts, as described below.

The Fund may lend securities to brokers, dealers and financial institutions pursuant to agreements requiring that the loans be continuously secured by liquid assets as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of its total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. However, loans may be made only to borrowers approved by the Board, when the income to be earned from the loan, in the opinion of the Adviser, justifies the attendant risks.

                    OPTIONS, FUTURES AND OTHER DERIVATIVES

Consistent with its objective, except for Cash Income Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, enter into interest rate, index and foreign currency futures contracts and options on such futures contracts, and purchase other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indexes or other benchmarks ("derivative products") in order to achieve its desired investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency fluctuations. A Fund may write a call or put option only if the option is covered. There can be no assurance that a liquid market will exist when a Fund seeks to close out a derivative product position. In addition, because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit. Successful use of derivative products depends on the Adviser's ability to predict correctly changes in the level and the direction of security prices, interest rates, currency exchange rates and other market factors, but even a well conceived transaction may be unsuccessful because of an imperfect correlation between the cash and the derivative product markets. For additional information, with respect to these matters, please refer to the Statement of Additional Information.

                             FOREIGN INVESTMENTS

Each Fund may invest up to 25% of its total assets in securities of foreign issuers that are not publicly traded in the U.S., which for this purpose do not include securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person.

                              Foreign Securities

While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and sometimes less advantageous legal, operational, and financial protection applicable to foreign sub-custodial arrangements. These risks are carefully considered by the Adviser prior to the purchase of these securities.

                        Foreign Currency Transactions

When a Fund invests in foreign securities, such securities usually will be denominated in, or salable for, foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns or intends to purchase, particularly if a Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of each Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund.

                          MORTGAGE-BACKED SECURITIES

The types of mortgage loans that are generally available and that can be placed in mortgage pools (i.e., fixed interest rate mortgage loans, adjustable interest rate mortgage loans or ARMS, graduated payment mortgage loans, etc.) can be expected to change periodically as a result of changing factors. There can be no assurance that Mortgage Pass-Through Certificates will be available at all times. The availability of these investments may depend on economic and market conditions, and fiscal and other policies of the Federal government that affect the residential housing market and the ability of mortgage lenders to assemble mortgage pools for purchase.

Returns available on these investments are affected by money market conditions generally as well as by monetary and fiscal policies of the Federal government and the Board of Governors of the Federal Reserve System. The potential returns on future investments could be adversely affected by an increase in the availability of investment funds or changes in market conditions or fiscal policies. If for economic or other reasons mortgagors make prepayments on the underlying mortgage loans backing particular Certificates, the yield may be less than if no prepayments are made, although the proceeds from such pre-payments will be reinvested. Such impact on yield would result if mortgagors repaid underlying mortgage loans because of their ability to refinance such loans at lower interest rates.

The risks apply to all Mortgage Pass-Through Certificates, regardless of whether they represent interests in pools of fixed or adjustable interest rate mortgage loans. Adjustable interest rate mortgage loans involve the risk that an increase in interest rates could increase home owner defaults (although there are generally limits on the amount the interest rate on such loans may increase). The yield on Certificates backed by adjustable interest rate mortgage loans may decrease (or increase) while the yield on Certificates backed by fixed interest rate mortgage loans should be more constant (although the market value of Certificates representing interests in a pool of adjustable interest rate mortgage loans should be more constant than the market value of Certificates representing interests in pools of fixed interest rate mortgage loans).

                          Conventional Certificates

It is expected that of the various types of Mortgage Pass-Through
Certificates available, Conventional Certificates normally will offer the highest yields at a given point in time. Although Conventional Certificates may provide the most attractive investment, they also involve particular risks.

Conventional Certificates are not guaranteed by the U.S. Government or any government agency. Conventional Certificates do not represent an interest in or obligation of the issuing or servicing entity. In certain jurisdictions such mortgage loans are not personal obligations of the mortgagor (the home owner). Some of the underlying mortgage loans may become delinquent and eventually may be foreclosed with the possibility of loss of interest and/or principal. To protect against these risks, the underlying mortgage loans generally will have some type of credit enhancement, either mortgage pool insurance or a senior/subordinated structure whereby a class or classes of securities absorb losses prior to the senior class or classes. The percentage of loss protected against is based on historical loss experience for mortgage loans originated by the mortgage lenders. However, such loss experience relates to an inflationary period for real estate values and is based primarily on fixed interest rate mortgage loans without adjustable rate features and, accordingly, there can be no assurance that adherence to such loan-to-value ratios and such mortgage insurance will be sufficient to cover credit which mortgage pools may experience in the future. Policies of standard and special hazard insurance typically will be obtained with respect to a variety of risks of physical damage to the mortgage properties. However, there can be no assurance that the amounts of such policies or the risks against which they insure will cover the full losses as a result of physical damage to a mortgage property. Mortgage guaranty insurance policies may be obtained for mortgage pools but they will not cover the entire pool. Losses that are not covered by any of these insurance policies will ultimately be borne by the investor.

                    Commercial Mortgage-Backed Securities

The Funds may invest in Mortgage Pass Through Certificates consisting of Commercial Mortgage-Backed Securities if the Adviser believes such investments offer attractive yields relative to other eligible investments. Commercial Mortgage-Backed Securities are secured by loans on commercial real estate (i.e., multi-family housing, office buildings, shopping centers, shopping malls, etc.). Some of the underlying loans may become delinquent and may be foreclosed with the possibility of loss of interest and/or principal. To protect against these risks, the loans generally have loan-to-value ratios at the time of origination of 75% or less. These securities also generally have some type of credit enhancement, usually a senior/subordinated structure whereby a class or classes of securities absorb losses prior to the senior class or classes.

                         EQUIPMENT TRUST CERTIFICATES

Managed Income Fund and Managed Assets Fund may invest in Equipment Trust Certificates. Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers, and are described in more detail in the Statement of Additional Information.

                                   APPENDIX B
                            DESCRIPTION OF RATINGS

                              RATINGS IN GENERAL

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P), each of which is a NRSRO.

                                 BOND RATINGS

                              Ratings by Moody's

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of risk with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                Ratings by S&P

AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC. Debt rated BB, B, CCC, or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. This rating is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                           COMMERCIAL PAPER RATINGS

                              Ratings By Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality
Prime-2 Higher Quality
Prime-3 High Quality

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

                                Ratings by S&P

A brief description of the applicable rating symbols and their meaning follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.


A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

                       STEINROE VARIABLE INVESTMENT TRUST

                             Federal Reserve Plaza
               600 Atlantic Avenue, Boston, Massachusetts 02210

                      Statement of Additional Information
                               Dated May 1, 1995

     This Statement of Additional Information is not a prospectus, but provides additional information which should be read in conjunction with the Trust's Prospectus dated May 1, 1995 and any supplement thereto. The Prospectus may be obtained at no charge from Keyport Financial Services Corp., 125 High Street, Boston, Massachusetts 02110 or any other Participating Insurance Company, or the broker-dealers offering certain variable annuity contracts and variable life insurance policies issued by the Participating Insurance Company.

                               TABLE OF CONTENTS

                                                                           Page
MIXED AND SHARED FUNDING...........................................        S-2
INVESTMENT RESTRICTIONS............................................        S-3
PORTFOLIO TURNOVER....................... .........................        S-7
PURCHASES AND REDEMPTIONS..........................................        S-7
TRUSTEES AND OFFICERS..............................................        S-8
MANAGEMENT ARRANGEMENTS............................................        S-11
TRUST CHARGES AND EXPENSES.........................................        S-12
CUSTODIAN..........................................................        S-14
INDEPENDENT AUDITORS...............................................        S-14
PORTFOLIO TRANSACTIONS.............................................        S-14
NET ASSET VALUE....................................................        S-18
INVESTMENT PERFORMANCE.............................................        S-19
RECORD SHAREHOLDERS................................................        S-21
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS...................        S-22
APPENDIX A - Investment Techniques and Securities..................        A-1

     The SteinRoe Variable Investment Trust (the Trust) commenced operations on January 1, 1989. The Trust is an open-end, diversified management investment company currently consisting of seven Funds with differing investment objectives, policies and restrictions. Currently, the Trust consists of Capital Appreciation (CAF), Managed Growth Stock Fund (MGSF), Strategic Managed Assets Fund (SMAF), Managed Assets Fund (MAF), Managed Income Fund (MIF), Mortgage Securities Income Fund (MSIF) and Cash Income Fund
(CIF) (individually referred to as a Fund, or by the initials indicated, or collectively as the Funds). The Trust issues shares of beneficial interest in each Fund that represent interests in a separate portfolio of securities and other assets. The Trust may add or delete Funds from time to time. As described in the Prospectus, SMAF and MIF currently are not being offered for new sales. The Trust is the funding vehicle for variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) offered by the separate accounts of life insurance companies (Participating Insurance Companies).

                           MIXED AND SHARED FUNDING

     As described above, the Trust serves as a funding medium for VA contracts and VLI policies of Participating Insurance Companies, so-called mixed and shared funding. As of the date of this Statement of Additional Information, the Participating Insurance Companies are Keyport Life Insurance Company (Keyport), Keyport America Life Insurance Company (a wholly owned subsidiary of Keyport formerly known as "Crown America Life Insurance Company")(Keyport America), Liberty Life Assurance Company of Boston (a 90%-owned subsidiary of Liberty Mutual Insurance Company) (Liberty Life), and, with respect to CAF, Transamerica Occidental Life Insurance Company (Transamerica Occidental) and First Transamerica Life Insurance Company (First Transamerica). Keyport is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc. ("LFC"). As of March 31, 1995, approximately 81.9% of the combined voting power of LFC's outstanding voting stock was held by Liberty Mutual Insurance Company (Liberty Mutual). Neither Transamerica Occidental nor First Transamerica are affiliated with Keyport or Liberty Mutual.

     The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in one or more Funds or shares of another Fund may be substituted. This might force a Fund to sell securities at disadvantageous prices.

                            INVESTMENT RESTRICTIONS

     Each Fund operates under the investment restrictions listed below. Restrictions numbered (i) through (viii) are fundamental policies which may not be changed for a Fund without approval of a majority of the outstanding voting shares of a Fund, defined as the lesser of the vote of (a) 67% of the shares of a Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Fund. Other restrictions are not fundamental policies and may be changed with respect to a Fund by the Trustees without shareholder approval.

     The following investment restrictions apply to each Fund except as otherwise indicated

     A Fund may not:

     (i) with respect to 75% of the value of the total assets of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Cash Income Fund only] certificates of deposit, bankers' acceptances and repurchase agreements;

     (ii) purchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund;

     (iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (iv) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) [with respect to Cash Income Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to the Cash Income Fund only] securities of issuers in the financial services industry;

     (v) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, and securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that it may enter into (a) futures and options on futures and (b) forward contracts);

     (vi) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), make short sales of securities, or participate on a joint or a joint and several basis in any trading account in securities (except in connection with transactions in options, futures, and options on futures);

     (vii) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or
            (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan); or

     (viii) borrow, except that it may (a) borrow up to 33-1/3% of its total assets from banks, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33-1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures, and options on futures.

     Each Fund is also subject to the following restrictions and policies, which are not fundamental and may be changed by the Trustees without shareholder approval.

     A Fund may not:

     (a) invest in companies for the purpose of exercising control or management;

     (b) purchase more than 3% of the stock of another investment company; or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at the time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;

     (c) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by it, except as may be necessary in connection with (i) permitted borrowings and (ii) options, futures and options on futures;

     (d) issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (including permitted borrowings);

     (e) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of its investment adviser;

     (f) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges;

     (g) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or similar entity;

     (h) buy or sell an option on a security, a futures contract or an option on a futures contract unless the option, the futures contract or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity;

     (i) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions; or

     (j) invest more than 15% [except as to the Cash Income Fund, 10%] of the Fund's net assets (taken at market value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

     Further, as to the Cash Income Fund with respect to 100% of its assets, SEC rules prohibit the Fund from investing more than 5% of its assets, taken at market value at the time of purchase, in the securities of any one issuer; provided that (i) the Fund may invest more than 5% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (ii) the Fund may invest more than 5% of its assets for a period of up to three business days after the purchase thereof (but not more than 25% of its assets) in the securities of any one first-tier issuer (as determined by Securities and Exchange Commission rules); provided, further, that the Fund may not make more than one investment in accordance with this exception at any one time.

     Under normal market conditions, the Cash Income Fund will invest at least 25% of its assets in securities of issuers in the financial services industry. This policy may cause the Fund to be more adversely affected by changes in market or economic conditions and other circumstances affecting the financial services industry. The financial services industry includes issuers that, according to the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (the Commission), are in the following categories: state banks; national banks; savings and loan holding companies; personal credit institutions; business credit institutions; mortgage-backed securities; finance-services; security and commodity brokers, dealers and services; life, accident and health insurance carriers; fire, marine, casualty and surety insurance carriers; insurance agents, brokers and services.

Additional Voluntary Restrictions Pertaining to Capital Appreciation Fund

     The Capital Appreciation Fund also is subject to the following additional restrictions and policies under certain applicable insurance laws pertaining to variable annuity contract separate accounts. These policies and restrictions are not fundamental and may be changed by the Trustees without shareholder approval:

     The borrowing limits for the Fund are (1) 10% of net asset value when borrowing for any general purpose and (2) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions. For this purpose, net asset value is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken.

     The Fund also will be subject to the following diversification guidelines pertaining to investments in foreign securities:

1. The Fund will be invested in a minimum of five different foreign countries at all times when it holds investments in foreign securities. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value; to three when less than 60% of such value; to two when less than 40%, and to one when less than 20%.

2. Except as set forth in item 3 below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one foreign country.

3. The Fund may have an additional 15% of its value invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or the Federal Republic of Germany.

     If a percentage limit with respect to any of the foregoing fundamental and non-fundamental policies is satisfied at the time of investment or borrowing, a later increase or decrease in a Fund's assets will not constitute a violation of the limit.

                              PORTFOLIO TURNOVER

     The portfolio turnover of each Fund will vary from year to year. Although no Fund will trade in securities for short-term profits, when circumstances warrant securities may be sold without regard to the length of time held. Portfolio turnover for each Fund is shown under "FINANCIAL HIGHLIGHTS" in the Prospectus. See "PORTFOLIO TURNOVER" in the Prospectus for a discussion of certain factors which may produce relatively high turnover in certain of the Funds.

     A 100% turnover rate would occur if all of the securities in the portfolio were sold and either repurchased or replaced within one year. The Funds pay brokerage commissions in connection with options and futures transactions and effecting closing purchase or sale transactions, as well as for the purchases and sales of other portfolio securities other than fixed income securities. If a Fund writes a substantial number of call or put options (on securities or indexes) or engages in the use of futures contracts or options on futures contracts (all referred to as "Collateralized Transactions"), and the market prices of the securities underlying the Collateralized Transactions move inversely to the Collateralized Transaction, there may be a very substantial turnover of the portfolios.

                           PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings "PURCHASES AND REDEMPTIONS" and "NET ASSET VALUE."

     Each Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 4:00 p.m., Boston time.

     The Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the Exchange is restricted, as determined by the Commission, or the Exchange is closed for other than customary weekend and holiday closing; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or the valuation of net assets of such Fund not reasonably practicable.

                             TRUSTEES AND OFFICERS

     The following table sets forth certain information with respect to the Trustees and officers of the Trust:

                                         Position(s) held               Principal occupations
Name and Address                         with the Trust                 during past five years
----------------                         ----------------               ----------------------
Richard R. Christensen(1)                President and                  President, Liberty Investment
Federal Reserve Plaza                    Trustee                        Services, Inc.;  since 1994,
600 Atlantic Avenue                                                     President, Liberty Asset
Boston, MA  02210                                                       Management Company

John A. Bacon Jr.                        Trustee                        Private investor;
4N640 Honey Hill Road                                                   Director, Duplex Products,
Box 296                                                                 Inc.
Wayne, IL  60184

Salvatore Macera                         Trustee                        Private investor
20 Rowes Wharf
Boston, MA  02109

Dr. Thomas E. Stitzel                    Trustee                        Professor of Finance,
2208 Tawny Woods Place                                                  College of Business,
Boise, ID  83706                                                        Boise State University;
                                                                        business consultant and author

Gary A. Anetsberger                      Treasurer                      Vice President,
One South Wacker Drive                                                  Stein Roe & Farnham Incorporated
Chicago, IL  60606                                                      Since 1991;  Associate prior thereto

Sharon R. Robertson                      Controller                     Associate, Stein Roe & Farnham
One South Wacker Drive                                                  Incorporated
Chicago, IL  60606


--------------
(1)Trustee who is an "interested person", as defined in the Investment Company Act of 1940, of the Trust, the Adviser or a Participating Insurance Company which is an affiliate of the Trust or the Adviser.

                                         Position(s) held               Principal occupations
Name and Address                         with the Trust                 during past five years
----------------                         ----------------               ----------------------
Robert A. Christensen                    Vice President                 Senior Vice President
One South Wacker Drive                                                  (1991 to present),
Chicago, IL  60606                                                      First Vice President
                                                                        (prior  thereto), Stein Roe
                                                                        & Farnham Incorporated

E. Bruce Dunn                            Vice President                 Senior Vice President,
One South Wacker Drive                                                  Stein Roe & Farnham
Chicago, IL  60606                                                      Incorporated.

Richard B. Peterson                      Vice President                 Senior Vice President,
One South Wacker Drive                                                  Stein Roe & Farnham Incorporated
Chicago, IL  60606                                                      (1991 to present);  Vice President,
                                                                        State Farm Investment Management
                                                                        Company (prior thereto)

Ann H. Benjamin                          Vice President                 Senior Vice President (July 1994 to
One South Wacker Drive                                                  present), Vice President (1992 to
Chicago, IL  60606                                                      July 1994), Associate (1989-1991),
                                                                        Stein Roe & Farnham Incorporated

Harvey B. Hirschhorn                     Vice President                 Executive Vice President,
One South Wacker Drive                                                  Stein Roe & Farnham
Chicago, IL  60606                                                      Incorporated

Michael T. Kennedy                       Vice President                 Senior Vice President (October
One South Wacker Drive                                                  1994 to present), Vice President
Chicago, IL  60606                                                      (1992 to October 1994), Associate
                                                                        (prior  thereto), Stein Roe &
                                                                        Farnham Incorporated

Jane M. Naeseth                          Vice President                 Senior Vice President
One South Wacker Drive                                                  (1991 to present), Vice President
Chicago, IL  60606                                                      (1989-1990), Stein Roe & Farnham
                                                                        Incorporated

                                         Position(s) held               Principal occupations
Name and Address                         with the Trust                 during past five years
----------------                         ----------------               ----------------------
Erik P. Gustafson                        Vice President                 Vice President (1994 to present),
One South Wacker Drive                                                  Associate (1992 to 1994)
Chicago, IL  60606                                                      Stein Roe & Farnham Incorporated;
                                                                        prior thereto, Associate, Fowler, White,
                                                                        Burnett, Harley, Banick & Strickroot

Timothy K. Armour                        Vice President                 President, Mutual Funds division,
One South Wacker Drive                                                  Stein Roe &  Farnham Incoporated
Chicago, IL  60606                                                      since June 1992;  Senior Vice
                                                                        President and Director of Marketing of
                                                                        Citibank Illinois, prior thereto

Jilaine Hummel Bauer                     Vice President                 Senior Vice President (since April,
One South Wacker Drive                                                  1992), Vice President, prior
Chicago, IL  60606                                                      thereto, Stein Roe & Farnham Incorporated

John A. Benning                          Secretary                      Senior Vice President,
Federal Reserve Plaza                                                   General Counsel and
600 Atlantic Avenue                                                     Secretary, Liberty
Boston, MA  02210                                                       Financial Companies, Inc.

Kevin M. Carome                          Assistant Secretary            Since August 1993, Associate
Federal Reserve Plaza                                                   General Counsel and (since
600 Atlantic Avenue                                                     February 1995) Vice President,
Boston, MA  02210                                                       Liberty Financial Companies, Inc.;
                                                                        prior thereto, Associate, Ropes & Gray

     As indicated in the above table, certain Trustees and officers of the Trust also hold positions with Stein Roe & Farnham Incorporated, LFC and/or their affiliates. Certain of the Trustees and certain officers of the Trust hold comparable positions with certain other investment companies managed by Stein Roe & Farnham Incorporated or sponsored by other affiliates of LFC.

Compensation of Trustees

     The table set forth below presents certain information regarding the fees paid to the Trustees for their services in such capacity and total fees paid to them by all other investment companies affiliated with the Trust. Trustees do not receive any pension or retirement benefits from the Trust. No officers of the Trust or other individuals who are affiliated with the Trust receive any compensation from the Trust for services provided to it.

                              Compensation Table
-------------------------------------------------------------------------------
                                                          Total Compensation
                                                          From the Trust and
                                                          Affiliated Investment
Name of Trustee          Aggregate 1994 Compensation*     Companies in 1994**
---------------          ---------------------------      ---------------------
Richard R. Christensen                   --                            --
John A. Bacon Jr.                   $19,000                       $29,500
Salvatore Macera                     19,000                        29,500
Dr. Thomas E. Stitzel                19,000                        29,500

--------------
*  Consists of Trustee fees in the amount of (i) a $10,000 annual retainer,
   (ii) a $2,000 meeting fee for each meeting attended in person and (iii) a $1,000 meeting fee for each telephone meeting.

** Includes Trustee fees paid by the Trust and by Keyport Variable Investment
   Trust.


                            MANAGEMENT ARRANGEMENTS

     As described in the Prospectus, the portfolio of each Fund is managed by Stein Roe & Farnham Incorporated (Adviser). Each Fund has its own Advisory Agreement with the Adviser. The Adviser is a wholly owned subsidiary of SteinRoe Services, Inc., which in turn is a direct wholly owned subsidiary of LFC. LFC, in turn, is an indirect majority owned subsidiary of Liberty Mutual.

     The directors of the Adviser are Gary L. Countryman, Kenneth R. Leibler, Hans P. Ziegler, Timothy K. Armour, and N. Bruce Callow. Mr. Countryman is Chairman of Liberty Mutual and Chairman of LFC; Mr. Leibler is President and Chief Executive Officer of LFC; Mr. Ziegler is Chairman and Chief Executive Officer of the Adviser; Mr. Armour is President of the Adviser's Mutual Funds Division; and Mr. Callow is President of the Adviser's Investment Counsel division. The business address of Mr. Countryman is 175 Berkeley Street, Boston, Massachusetts 02117; that of Mr. Leibler is Federal Reserve Place, 600 Atlantic Avenue, Boston, Massachusetts, 02210; that of Messrs. Ziegler, Armour and Callow is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund's Advisory Agreement and pays all compensation of the Trustees, officers and employees who are employees of the Adviser.

     Each Fund's Advisory Agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund for any error or judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under the Advisory Agreement.

     Under an Administration Agreement with the Trust, the Adviser provides each Fund with administrative services, excluding investment advisory services. Specifically, the Adviser is responsible for preparing financial statements, providing office space and equipment in connection with the maintenance of the headquarters of the Trust, preparation and filing required reports and tax returns, arrangements for meetings, maintenance of the Trust's corporate books and records, communication with shareholders, providing internal legal services and oversight of custodial, accounting and other services provided to the Funds by others. The Administration Agreement provides that the Adviser may, in its discretion, arrange for administrative services to be provided to the Trust by LFC or any of LFC's majority or greater owned subsidiaries.

     Under separate agreements, the Adviser also acts as the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records, and provides certain pricing and other record keeping services to the Funds. The Trust believes that the charges by the Administrator to the Trust for these services are comparable to those of other companies performing similar services.

                          TRUST CHARGES AND EXPENSES

Management Fees:

     During fiscal 1994, 1993 and 1992, respectively, pursuant to the advisory contracts described in the Prospectus, each Fund paid the Adviser management fees as follows:

Capital Appreciation Fund: $583,720, $356,650 and $237,101
Managed Growth Stock Fund: $523,437, $416,674 and $268,382
Strategic Managed Assets Fund: $331,017, $319,460 and $150,733
Managed Assets Fund: $913,231, $624,957 and $327,920
Managed Income Fund: $191,502 (1994) and $161,084 (1993)
Mortgage Securities Income Fund:  $324,958, $354,583 and $281,585
Cash Income Fund:  $296,330, $244,509 and $263,284

Administrative Expenses:

     During fiscal 1994, pursuant to written agreements substantially similar to the Administration Agreement described above, each Fund paid Liberty Investment Services, Inc. ("LIS"), the Trust's former administrator, fees as follows:

Capital Appreciation Fund:                                         $175,116
Managed Growth Stock Fund:                                         $157,031
Strategic Managed Assets Fund:                                     $ 90,277
Managed Assets Fund:                                               $304,411
Managed Income Fund:                                               $ 71,813
Mortgage Securities Income Fund:                                   $121,859
Cash Income Fund:                                                  $126,999

     In addition, during fiscal 1994 each Fund paid LIS $7,500 for transfer agent services.

     The Adviser replaced LIS as administrator to the Trust as of January 3, 1995.

Expense Limitation:

     The Adviser has agreed to reimburse all expenses of the Funds as follows through April 30, 1996:

Fund                                     Expenses Exceeding
----                                     ------------------
SMAF                                0.85% of average net assets
CAF, MGSF and MIF                   0.80% of average net assets
MAF                                 0.75% of average net assets
MSIF                                0.70% of average net assets
CIF                                 0.65% of average net assets

     Pursuant to these limitations (and a limitation of 0.70% of average net assets applicable to MIF in effect through April 30, 1995), the total expenses of the Funds listed below were reduced in 1994 by waiver or reimbursement in the amounts specified below.

Capital Appreciation Fund:                   $ 2,532
Strategic Managed Assets Fund:               $17,691
Managed Income Fund:                         $38,790
Mortgaged Securities Income Fund:            $ 7,392

                                   CUSTODIAN

     State Street Bank and Trust Company (the Bank), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies who are members of the Bank's Global Custody Network and foreign depositories (foreign sub-custodians). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board in accordance with regulations under the Investment Company Act of 1940.

     The Trustees review, at least annually, whether it is in the best interest of each Fund and its shareholders to maintain Fund assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians or application of foreign law to a Fund's foreign subcustodial arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad are greater than those associated with investing in the U.S.

     The Funds may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.

                             INDEPENDENT AUDITORS

     The Trust's independent auditors are KPMG Peat Marwick LLP, Boston, Massachusetts. The auditors audit and report on the Funds' annual financial statements, review certain regulatory reports and the Federal income tax return for each Fund and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                            PORTFOLIO TRANSACTIONS

     The Adviser places orders for the purchase and sale of portfolio securities and options and futures contracts on behalf of each Fund. The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker-dealer selected and others that are considered; the Adviser's knowledge of the financial stability of the broker-dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker-dealer. Recognizing the value of these execution, clearance and settlement factors, a Fund may pay a brokerage commission in excess of that which another broker-dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by the Adviser, which reports annually to the Board.

     With respect to transactions in securities involving brokerage commissions, when more than one broker-dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker-dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, and research-oriented computer software and services, and services of economic or other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the broker-dealers; however, the Adviser uses an internal allocation procedure to identify those broker-dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such broker-dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from broker-dealers products or services which are used both as investment research and for administrative, marketing or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions (without prior agreement or understanding, as noted above), while the portions of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of the Trust or any Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker-dealer might have charged for effecting the same transaction. Research products or services furnished by broker-dealers through whom a Fund effects transactions may be used in servicing any or all of the clients of the Adviser and not all of such research products or services are used in connection with the management of the Trust.

     As stated above, the Adviser's overriding objective in effecting portfolio transactions for the Funds is to seek to obtain the best combination of price and execution. However, consistent with the provisions of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may, in selecting broker-dealers to effect portfolio transactions for the Funds, and where more than one broker-dealer is believed capable of providing the best combination of price and execution with respect to a particular transaction, select a broker-dealer in recognition of its sales of VA contracts or VLI policies offered by Participating Insurance Companies. The Adviser maintains an internal procedure to identify broker-dealers which have sold VA contracts or VLI policies, and the amount of VA contracts or VLI policies sold by them. Except as described in the next following sentence, neither the Trust nor any Fund nor the Adviser has entered into any agreement with, or made any commitment to, any unaffiliated broker-dealer which would bind the Adviser, the Trust or any Fund to compensate any such broker-dealer, directly or indirectly, for sales of VA contracts or VLI policies. The Adviser has entered into an arrangement with Charles Schwab & Co., Inc. (Schwab) pursuant to which the Adviser pays Schwab from the Adviser's fee for managing CAF an amount in respect of CAF assets allocable to CAF shares held in separate accounts of Transamerica Occidental and First Transamerica in respect of VA Contracts issued by such entities and sold to clients of Schwab. The Adviser does not cause the Trust or any Fund to pay brokerage commissions higher than those obtainable from other broker-dealers in recognition of such sales of VA contracts or VLI policies.

     In light of the fact that the Adviser may also provide advisory services to the Participating Insurance Companies, and to other advisory accounts that may or may not be registered investment companies, securities of the same issuer may be included, from time to time, in the portfolios of the Funds and these other entities where it is consistent with their respective investment objectives. If these entities desire to buy or sell the same portfolio security at about the same time, combined purchases and sales may be made, and in such event the security purchased or sold normally will be allocated at the average price and as nearly as practicable on a pro-rata basis in proportion to the amounts desired to be purchased or sold by each entity. While it is possible that in certain instances this procedure could adversely affect the price or number of shares involved in the Funds' transactions, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

     Because the Adviser's personnel may also provide investment advisory services to the Participating Insurance Companies and other advisory clients, it may be difficult to quantify the relative benefits received by the Trust and these other entities from research provided by broker-dealers.

     The Trust has arranged for the Bank, as its custodian, to act as a soliciting dealer to accept any fees available to the Bank as a soliciting dealer in connection with any tender offer for a Fund's portfolio securities. The Bank will credit any such fees received against its custodial fees. In addition, the Board periodically reviews the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts and selling concessions when portfolio securities are purchased in underwritten offerings. However, the Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     The Trust's purchases and sales of securities not traded on securities exchanges generally are placed by the Adviser with market makers for these securities on a net basis, without any brokerage commissions being paid by the Trust. Net trading does involve, however, transaction costs. Included in prices paid to underwriters of portfolio securities is the spread between the price paid by the underwriter to the issuer and the price paid by the purchasers. Each Fund's purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker-dealer on a net basis without any brokerage commission being paid by such Fund, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of some portfolio securities directly with the issuers.

     With respect to a Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser's attention, including investment research related to the security and provided to the Fund.

     The table below shows information on brokerage commissions paid by Managed Assets Fund, Strategic Managed Assets Fund, Managed Growth Stock Fund and Capital Appreciation Fund during the periods indicated. Cash Income Fund, Mortgage Securities Income Fund and Managed Income Fund did not pay commissions on any of their transactions.

                                                     Strategic         Managed
                  Capital           Managed          Managed           Growth
                  Appreciation      Assets           Assets            Stock
                  Fund              Fund             Fund              Fund
                  ------------      -------          ---------         -------

Total amount
of brokerage
commissions
paid during
fiscal year
ended
12/31/94          $   353,943       $   219,454      $   157,759        $    166,006
------------------------------------------------------------------------------------

Amount of
commissions
paid to brokers
or dealers who
supplied research
services to the
Adviser           $   206,344       $   163,313      $   155,570        $    162,756


Total dollar
amount involved
in such
transactions:     $63,644,976       $83,127,306      $96,586,113        $102,363,824
------------------------------------------------------------------------------------

                                     S-17

Amount of
commissions
paid to brokers
or dealers that
were allocated
to such brokers
or dealers by the
Fund's portfolio
manager because
of research
services provided
to the Fund       $   101,987       $    51,347      $     1,689        $         --

Total dollar
amount involved
in such
transactions:     $29,066,163       $26,305,401      $ 1,018,866        $         --
------------------------------------------------------------------------------------

Total brokerage
fees paid during
fiscal year ended
12/31/93:         $   160,071       $   158,027      $    97,420        $    131,649
------------------------------------------------------------------------------------

Total brokerage
fees paid during
fiscal year ended
12/31/92:         $    75,790       $   109,798      $   134,831        $     43,092

                                NET ASSET VALUE

     The net asset value of the shares of each of the Funds is determined by dividing the total assets of each Fund, less all liabilities (including accrued expenses), by the total number of shares outstanding.

     The valuation of the Cash Income Fund's securities is based upon their amortized cost, which does not take into account unrealized gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Cash Income Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Cash Income Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Cash Income Fund would be able to obtain a somewhat higher yield if he purchased shares of the Cash Income Fund on that day than would result from investment in a fund utilizing solely market values, and existing investors in the Cash Income Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The proceeds received by each Fund for each purchase or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust.

                            INVESTMENT PERFORMANCE

     Cash Income Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

     The yields are then computed as follows:

     Current Yield   = Net Change in Account Value                365
                       ---------------------------               -----
                       Beginning Account Value           X         7

                                                         365/7
                       [1 + Net Change in Account Value]
                       ---------------------------------
     Effective Yield = Beginning Account Value           - 1

     For example, the yield of Cash Income Fund for the seven-day period ended December 31, 1994 was:

                       $0.001107845        X        365
                       ------------                -----
     Current Yield   = $1.00                         7          = 5.777%

                                                   365/7
                       [1 + $0.001107845]
                       ------------------
     Effective Yield = $1.00                             - 1    = 5.943%

     In addition to fluctuations reflecting changes in net income of Cash Income Fund resulting from changes in income earned on its portfolio securities and in its expenses, Cash Income Fund's yield also would be affected if the Fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00. Portfolio changes resulting from net purchases or net redemptions of Cash Income Fund shares may affect yield. Accordingly, Cash Income Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. Cash Income Fund's yield is not guaranteed and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

     Each of the Funds may quote total return figures from time to time. Total return on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a given period. Total return percentage may be calculated by dividing the value of a share at the end of a given period by the value of the share at the beginning of the period and subtracting one.

     Average Annual Total Return is computed as follows:

                                         ERV = P(1+T)n
Where:
          P        =        a hypothetical initial payment of $1,000
          T        =        average annual total return
          n        =        number of years
          ERV      =        ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the period (or fractional portion thereof).

     For example, for a $1,000 investment in the Funds, the "Total Return," the "Total Return Percentage," and the "Average Annual Total Return" for the life of those Funds (from January 1, 1989 to December 31, 1994, except that the Strategic Managed Assets Fund did not commence investment operations until May 1, 1989 and the Managed Income Fund did not commence investment operations until February 1, 1993) were:

                                               Total Return    Average Annual
Fund                          Total Return      Percentage      Total Return
----                          ------------     ------------    --------------

Capital                        $ 2,570.80         157.080%         17.043%
Appreciation
Fund

Managed Growth
Stock Fund                       2,003.51         100.351          12.279


Strategic Managed
Assets Fund                      1,772.07          77.207          10.624

Managed Assets
Fund                             1,769.05          76.905           9.974

Managed Income Fund              1,035.48           3.548           1.836

Mortgage Securities
Income Fund                      1,561.75          56.175           7.713

Cash Income Fund                 1,373.21          37.321           5.428

     The figures contained in this "Investment Performance" section assume reinvestment of all dividends and distributions. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds' total returns do not reflect the cost of insurance and other insurance company separate account charges which vary with the VA contracts and VLI policies offered through the separate accounts of the Participating Insurance Companies.

     In advertising and sales literature, a Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Any comparison of a Fund to an alternative investment should consider differences in features and expected performance.

                              RECORD SHAREHOLDERS

     All the shares of the Funds are held of record by sub-accounts of separate accounts of Participating Insurance Companies on behalf of the owners of VLI policies and VA contracts, or by the general account of Keyport. At March 31, 1994 the general account of Keyport owned of record less than 25% of the outstanding shares of all the Funds.

     At all meetings of shareholders of the Funds each Participating Insurance Company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held. All such shares as to which no instructions are received (as well as, in the case of Keyport, all shares held by its general account) will be voted in the same proportion as shares as to which instructions are received (with Keyport's general account shares being voted in the proportions determined by instructing owners of Keyport VLI policies and VA contracts). Accordingly, each Participating Insurance Company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts (or, in the case of Keyport, its general account). The Trust has not been informed that any Participating Insurance Company knows of any owner of a VA contract or VLI policy which on March 31, 1994 owned beneficially 5% or more of the outstanding shares of any Fund.

                 INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


     KPMG Peat Marwick LLP are the Trust's independent auditors. The financial statements incorporated by reference in this SAI have been so incorporated, and the schedule of financial highlights has been included in the Prospectus, in reliance upon the report of KPMG Peat Marwick LLP given on the authority of said firm as experts in accounting and auditing.

     The financial statements of the Trust and Report of Independent Auditors appearing on pages 9 to 50 of the December 31, 1994 Annual Report of the Trust are incorporated in this SAI by reference.

                                  APPENDIX A

                     INVESTMENT TECHNIQUES AND SECURITIES

MONEY MARKET INSTRUMENTS

     Each of the Funds may invest in money market instruments to the extent and of the type and quality described in the Prospectus.

Certificates of Deposits

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the Certificate. The Certificate usually can be traded in the secondary market prior to maturity.

     Certificates of deposit will be limited to U.S. dollar-denominated certificates of banks (U.S. or foreign) having total assets of at least $1 billion, or the equivalent in other currencies, as of the date of their most recently published financial statements and of branches of such banks (U.S. or foreign).

     The Funds will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank.

Bankers' Acceptances

     Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.

     The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Bankers' acceptances acquired by the Funds must be payable in U.S. dollars and have been accepted by banks having total assets at the time of purchase in excess of $1 billion, or the equivalent in other currencies, and of branches of such banks (U.S. or foreign).

MORTGAGE-BACKED SECURITIES

Mortgage Pass-Through Certificates in General

     A Mortgage Pass-Through Certificate represents a participation interest in mortgage loans or a beneficial undivided interest in a specified pool containing mortgage loans.

     The aggregate dollar balance of the mortgage loans (or participation interests) in a specified pool is generally identical to the balance of the Pass-Through Certificate held by the Certificate holder. As the balance in the mortgage pool is paid down by scheduled payments of principal and interest and by prepayments or other early or unscheduled recoveries of principal, the balance of the Pass-Through Certificate is paid down correspondingly as all such payments are "passed through" to the Certificate holder (in this case, to the Funds). The average interest rate payable on the mortgage loans, the "coupon rate," is somewhat higher than the "pass-through rate" payable under the Pass-Through Certificate. The difference between the coupon rate and the pass-through rate is generally paid to the servicer of the mortgage loans as servicing compensation. Servicing includes collecting payments, remitting payments to the Certificate holders, holding and disbursing escrow funds for payment of taxes and insurance premiums, periodically inspecting the properties, and servicing foreclosures in the event of unremedied defaults.

     Under the terms of the Certificate, the due date for passing through funds to the Certificate holders is some specified period after the payment date on the mortgage loans. The regular pass-through installment is paid on the due date by the entity servicing the mortgage pool, in most cases regardless of whether or not it has been collected from the borrower.

     A particular mortgage pool will consist of mortgage loans of one of the following types: fixed interest mortgage loans with a maturity of not more than 30 years; adjustable interest rate mortgage loans (that is, where the interest rate is not fixed but varies in accordance with a formula or an index) with a maturity of not more than 40 years; shared appreciation mortgage loans with a maturity of not more than 30 years; growing equity mortgage loans (where the monthly payment of principal increases in amount and the maturity may be less than 30 years); graduated payment mortgage loans (where the amount of the scheduled monthly payments at the beginning of the loan term are insufficient to fully amortize the loan and the monthly payment amount therefore increases after a specified period or periods); second mortgages with fixed or adjustable rates with a maturity of not more than 30 years; graduated payment adjustable rate mortgage loans; and other alternative mortgage instruments which may combine some of the characteristics listed above. For example, graduated payment, graduated equity, and shared appreciation mortgage loans can have a fixed or variable interest rate. In addition, new types of mortgage loans may be created in the future, and as Mortgage Pass-Through Certificates representing interests in pools of new types of mortgage loans are developed and offered to investors, the Fund will, consistent with its investment policies and objective, consider investing in such Certificates.

     Certain Mortgage Pass-Through Certificates purchased will represent interests in mortgage pools containing graduated payment adjustable rate mortgage loans or "GPARMs." These are adjustable interest rate mortgage loans with a graduated payment feature. The scheduled monthly payment amount on this type of loan at the beginning of the loan term is insufficient to fully amortize the loan; that is, the scheduled payments are insufficient to pay off the entire loan during the term. Because the monthly mortgage payments during the early years of graduated payment mortgage loans may not even be sufficient to pay the current interest due, GPARMs may involve negative amortization; that is, the unpaid principal balance of the mortgage loan may increase because any unpaid balance of the interest due will be added to the principal amount of the mortgage loan. GPARMs also involve increases in the payment amount, because at one or more times during the early years of the loan term, the monthly mortgage payments (principal and interest) increase to a level that will fully amortize the loan. The monthly payment amount may also be increased (or decreased) to reflect changes in the interest rate. In addition, the loan term may be lengthened or shortened from time to time, corresponding to an increase or decrease in the interest rate.

GNMA Certificates

     GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration (FHA) or the Farmers Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the Treasury, if necessary, to make any payments required under its guarantee. GNMA Certificates differ from bonds issued without a sinking fund in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because both interest and principal payments, including prepayments (net of fees paid to the issuer and GNMA), are passed through to the holder of the Certificate regardless of whether or not the mortgagor actually makes the payment.

     The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose little risk to principal investment.) As prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates.

     The coupon rate or interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of a relatively modest fee paid to GNMA and the issuer.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount, rather than at par;

     2. After issuance, Certificates may trade in the secondary market at a premium or discount;

     3. Interest is earned monthly, rather than semi-annually as for traditional bonds, and monthly compounding has the effect of raising the effective yield earned on GNMA Certificates; and

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate; that is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates highly liquid instruments. Valuations of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA Guaranteed Mortgage Pass-Through Certificates

     The Federal National Mortgage Association (FNMA) is a corporation organized and existing under the laws of the U.S. and issues FNMA Certificates under the authority contained in the Federal National Mortgage Association Charter Act. FNMA Certificates are Mortgage Pass-Through Certificates issued and guaranteed by FNMA. The obligations of FNMA under its guaranty are obligations solely of FNMA and are not backed by, nor entitled to, the full faith and credit of the U.S.

     Each FNMA Certificate represents a fractional undivided interest in a pool of conventional, FHA-insured or VA-guaranteed mortgage loans purchased or formed by FNMA. The mortgage loans are either provided from FNMA's own portfolio or are purchased from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity.

     When the mortgage loans are not provided from FNMA's own portfolio, FNMA may purchase an entire loan pool from a single lender and issue Certificates backed by the pool alone. Alternatively, FNMA may package a pool made up of loans purchased from a number of lenders. The mortgage loans are held by FNMA in its capacity as trustee pursuant to the terms of a trust indenture for the benefit of the Certificate holders.

     Each FNMA mortgage pool will consist of mortgage loans evidenced by promissory notes on one-family or two-to-four family residential properties. Mortgage loans with varying interest rates may be included in a single pool. Currently, substantially all FNMA mortgage pools consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Loans with varying loan-to-value ratios may be included in a single pool, but each conventional mortgage loan with a loan-to-value ratio which exceeds 80% must be insured against default and the mortgage insurance must insure that portion of the loan balance which exceeds 75% of the property value. The maximum loan term is 40 years. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, underwriting standards and hazard insurance coverage.

     Pursuant to the trust indenture, FNMA is responsible for servicing and administering the mortgage loans in a pool but contracts with the lender (the seller of the mortgage loans, or "seller/servicer"), or another eligible servicing institution, to perform such functions under the supervision of FNMA. The servicers are obligated to perform diligently all services and duties customary to the servicing of mortgages as well as those specifically prescribed by the FNMA Seller/Servicer Guide. FNMA has the right to remove servicers for cause.

     The pass-through rate on the FNMA Certificates is not greater than the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a specified minimum annual percentage of the outstanding principal balance. The fee to FNMA representing compensation for servicing and for FNMA's guaranty (out of which FNMA will compensate seller/servicers) is, for each underlying mortgage loan, the difference between the interest rate on the mortgage loan and the pass-through rate.

     The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

Federal Home Loan Mortgage Corporation Participation Certificates

     The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the U.S. created pursuant to an act of Congress on July 24, 1970 primarily for the purpose of increasing availability of mortgage credit for the financing of then urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investors primarily by assisting in the development of secondary markets for conventional mortgage loans. FHLMC obtains its funds by selling mortgages and interests therein (such as Participation Certificates), and by issuing debentures and otherwise borrowing funds.

     FHLMC Mortgage Participation Certificates represent undivided interests in specified groups of conventional mortgage loans and/or participation interests therein underwritten and owned by FHLMC. FHLMC periodically forms groups of whole mortgage loans and/or participations in connection with its continuing sales program. Typically, at least 95% of the aggregate principal balance of the mortgage loans in a group consists of single-family mortgage loans and not more than 5% consists of multi-family loans. The Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000, $1 million and $5 million. The Participation Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or any Federal Home Loan Bank.

     FHLMC guarantees to each registered holder of a Participation Certificate the timely payment of interest accruing at the application certificate rate on the unpaid principal balance outstanding on the mortgage loans to the extent of such holder's percentage of participation therein. FHLMC also guarantees to each registered holder of a Participation Certificate collection of all principal on the mortgage loans without any offset or deduction, to the extent of such holder's pro rata share. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance and foreclosure.

     To permit a measure of marketability for holders of Participation Certificates, FHLMC has provided since June 20, 1975, and expects to continue to provide, bid quotations for outstanding Participation Certificates. Informational bid quotations are available daily on Telerate Financial Information Network or from FHLMC's regional offices.

Conventional Mortgage Pass-Through Certificates

     A Private Mortgage Pass-Through Certificate is a security issued by a mortgage banker, financial institution or other entity and represents an undivided interest in a mortgage pool consisting of a number of mortgage loans secured by single-family residential properties. Conventional Certificates do not represent an interest in or obligation of the issuing or servicing entity. The mortgage loans in a pool are held in trust by a qualified bank. These private (or conventional) mortgages are not insured by the VA, FHA or any other governmental agency. In some cases, private commercial insurance may apply.

     A typical mortgage pool consists of from 100 to 1000 individual mortgage loans. The aggregate dollar balance of the mortgage loans in a pool will be generally at least $5 million. These pools contain mortgage loans originated, serviced and otherwise administered by an affiliate of the sponsor of the pool.

     It is expected that each of the underlying mortgage loans will have a loan-to-value ratio at origination (based on an independent appraisal of the mortgage property obtained by the originator of the loan) of 90% or less. Generally, the amount of the mortgage loans in excess of 80% of such appraised value will be insured with a private mortgagor insurer. In some instances, other mechanisms such as a bank letter of credit or Subordinated Certificates are used in place of mortgage guaranty insurance but serve the same function.

     The entities originating and servicing the underlying mortgage loans generally advance to Certificate holders any principal and interest payments not collected from the mortgagors. However, the obligations, if any, to make those advances are limited only to those amounts that are reimbursable under the mortgage guaranty insurance policy.

     The property securing each of the mortgage loans in a mortgage pool will be covered by standard hazard insurance policies insuring against losses due to various causes, including fire, lightning and windstorm. The amount of each policy is at least equal to the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing the mortgage loan. Since certain other physical risks (including earthquakes, mudflows and floods) are not otherwise insured against, the institution originating and servicing the loans typically purchases a special hazard insurance policy for each mortgage pool to cover such risks. The special hazard insurance generally is in the amount of 1% of the aggregate principal balances of the mortgage loans in each mortgage pool, or the sum of the balance of the two largest mortgage loans in the mortgage pool, whichever is greater, at the time of formation of the mortgage pool.

     Any hazard losses not covered by either the standard hazard policies or the special hazard insurance policy will not be insured against and, accordingly, will be borne by the Fund and therefore by the Fund's shareholders.

     The pooling and servicing agreement for a Conventional Certificate generally permits, but does not require, the entity originating and servicing the mortgage loans to repurchase from the mortgage pool all remaining mortgage loans. The right to repurchase typically is subject to the aggregate principal balances of the mortgage loans at the time of repurchase being less than 20% of the aggregate principal balances of the mortgage loans at the time of issuance of the Certificate.

Real Estate Mortgage Investment Conduits (REMICs)

     A REMIC is an entity formed either as a partnership, corporation or trust which holds a fixed pool of mortgages and issues multiple classes of interests at varying maturities entitling holders to receive specified principal amounts and interest payments at fixed rates.

     Timely payment of principal and interest from a REMIC will be dependent upon risks associated with the underlying mortgage loans held by the REMIC. These risks include the potential for delinquency and default by mortgagors, fluctuating interest rates, inflation and reduced market demand for qualified market loans.

EQUIPMENT TRUST CERTIFICATES

     The Managed Income Fund and Managed Assets Funds may invest in Equipment Trust Certificates.

     Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

     Under an Equipment Trust Certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user; i.e., the railroad, airline, trucking or oil company. At the same time, Equipment Trust Certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of Certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to the balance of the purchase price to the trustee, which the trustee also pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the Certificates. At maturity, the Certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

     Generally, these Certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principals. However, the company does not own the equipment until all the Certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the Certificates from new lease rentals.

OPTIONS, FUTURES AND OTHER DERIVATIVES

     Except for the Cash Income Fund, each Fund may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts and options on such futures contracts ("futures options") in order to achieve its investment objective, to provide additional revenue, or to hedge against changes in security prices, interest rates or currency exchange rates. A Fund also may use other types of options, futures contracts, futures options, and other types of forward or investment contracts linked to individual securities, interest rates, foreign currencies, indices or other benchmarks ("derivative products") currently traded or subsequently developed and traded, provided the Trustees determines that their use is consistent with the Fund's investment objective.

Options

     A Fund may purchase and write both put and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on NASDAQ. A Fund also may purchase agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer that the Fund might buy as a temporary defensive measure.

     An option on a security (or index or foreign currency) is a contract that gives the purchase (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index or a specified quantity of the foreign currency) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain other economic indicators.)

     A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian).

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until expiration.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options

     There are several risks associated with transactions in options. For example, there are significant differences between the securities and the currency markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security or a foreign currency, it would not be able to sell the underlying security or currency unless the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from appreciation of the currency covering the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

     Each Fund may use interest rate, index and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, the cash value of an index(2) or a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor's 500 Stock Index, the Value Line Composite Index and the New York Stock Exchange Composite Index), certain financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes and Eurodollar certificates of deposit) and foreign currencies. Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over a Fund, such Fund will limit its use of futures contracts and futures options to hedging transactions. For example, a Fund might use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices or anticipated changes in interest rates or currency exchange rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to stock price and interest rate and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     Each Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

--------------
(2)A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the index value at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contact is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying property, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying property and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and the currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities or currencies, including technical influences in futures and futures options trading and differences between the Fund's investments being hedged and the securities or currencies underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how use future contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected security price, interest rate or currency exchange rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant long-term trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(3) would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of CFTC Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If a Fund exercises a call or put option it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.


--------------
(3)A call option is "in-the-money" if the value of the futures contract the is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the excercise price exceeds the value of the futures contract that is the subject of the option.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option(4) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For Federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.


--------------
(4)An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 Stock Index).

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options and futures contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

"WHEN-ISSUED" SECURITIES AND COMMITMENT AGREEMENTS

     Each Fund may purchase and sell securities on a when-issued and delayed-delivery basis.

     When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. However, yields available in the market when delivery takes place may be higher than the yields on securities to be delivered. When the Funds engage in when-issued and delayed-delivery transactions, the Funds rely on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Funds until they receive payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained with the Trust's custodian until payment is made and will not be available to meet redemption requests. When-issued and delayed-delivery agreements are subject to risks from changes in value based upon changes in the level of interest rates and other market factors, both before and after delivery. The Funds do not accrue any income on such securities prior to their delivery. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage.

     Most Mortgage Pass-Through Certificates (especially Conventional and FNMA Certificates), whether they represent interests in pools of fixed or adjustable interest rate mortgage loans, may be purchased pursuant to the terms of firm commitment or standby commitment agreements. Under the terms of these agreements, a Fund will bind itself to accept delivery of a Mortgage Pass-Through Certificate at some future settlement date (typically three to six months from the date of the commitment agreement) at a stated price. The standby commitment agreements create an additional risk for a Fund because the other party to the standby agreement generally will not be obligated to deliver the security, but the Fund will be obligated to accept it if delivered. Depending on market conditions (particularly on the demand for, and supply of, Mortgage Pass-Through Certificates), the Fund may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to the Fund. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of standby commitment agreements will likely result in the delivery of the security, and therefore such decrease will be reflected in the Fund's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until the Fund actually obtains the security.

WARRANTS

     Each Fund except the Cash Income Fund may invest in warrants; however, not more than 5% of a Fund's assets (at the time of purchase) will be invested in warrants, other than warrants acquired in units or attached to other securities. Warrants purchased must be listed on a national stock exchange or the NASDAQ System. Warrants are speculative in that they have no voting rights, pay no dividends, and have no right with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

RESTRICTED SECURITIES

     Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. Privately placed securities are not readily marketable and ordinarily can be sold only in privately negotiated transactions to a limited number of purchasers or in public offerings made pursuant to an effective registration statement under the Securities Act of 1933. Private or public sales of such securities by a Fund may involve significant delays and expense. Private sales require negotiations with one or more purchasers and generally produce less favorable prices than the sale of comparable unrestricted securities. Public sales generally involve the time and expense of preparing and processing a registration statement under the Securities Act of 1933 and may involve the payment of underwriting commissions; accordingly, the proceeds may be less than the proceeds from the sale of securities of the same class which are freely marketable.